Exhibit 10.39

LEASE

THIS INDENTURE of lease, entered into this 1lth day of October, 2001 between Welsh Lenexa II, LLC (“Landlord”) and Cable-Tech Industries, L.L.C., a Kansas limited liability (the “Tenant”).

DEFINITIONS

“Property” - That certain real property located in the City of Lenexa, County of Johnson, State of Kansas, and legally described on Exhibit A attached hereto and made a part hereof, including all buildings and site improvements located thereon.

“Building” - That certain office/warehouse building containing approximately 152,400 square feet located upon the Property and commonly described as 11032-11068 Strang Line Road, Lenexa, Kansas 66219.

“Demised Premises” - That certain portion of the Building located at 11060 Strang Line Road and designated as Bays 9 through 12, consisting of approximately 25,766 square feet (4,563 square feet office and 21,203 square feet of warehouse space), as measured from the outside walls of the Demised Premises to the center of the demising wall, as shown on the floor plan attached hereto as Exhibit B and made a part hereof.  The Demised Premises include the non-exclusive right of access to common areas, as hereinafter defined, and all licenses and easements appurtenant to the Demised Premises.

“Common Areas” - The term “common area” means the entire areas available for the non-exclusive use by Tenant and other Tenants in the Building, including, but not limited to, driveways, truck docks, parking lots, and landscaped areas.  Subject to reasonable rules and regulations promulgated by Landlord, the common areas are hereby made available to Tenant and its employees, agents, customers, and invitees for reasonable use in common with other Tenants, their employees, agents, customers and invitees.

TERM

ARTICLE I.FOR AND IN CONSIDERATION OF THE RENTS, ADDITIONAL RENTS, TERMS, PROVISIONS AND COVENANTS HEREIN CONTAINED, LANDLORD HEREBY LETS, LEASES AND DEMISES TO TENANT THE DEMISED PREMISES FOR A TERM COMMENCING ON THE EARLIER OF (I) THE DATE ON WHICH TENANT OPENS THE DEMISED PREMISES FOR BUSINESS, OR (II) FIFTEEN (15) DAYS FOLLOWING THE DELIVERY OF POSSESSION OF THE DEMISED PREMISES TO TENANT COMPLETED ACCORDING TO THE PLANS AND SPECIFICATIONS SET FORTH HEREIN (THE “COMMENCEMENT DATE”), AND EXPIRING ON THE SEVEN YEAR AND SIX MONTH ANNIVERSARY OF THE COMMENCEMENT DATE (THE “EXPIRATION DATE”), UNLESS SOONER TERMINATED AS HEREINAFTER PROVIDED.

BASE RENT

ARTICLE II.TENANT SHALL TO PAY TO LANDLORD BASE RENT FOR THE DEMISED PREMISES (“BASE RENT”), EXCLUSIVE OF ANY OTHER CHARGE PROVIDED FOR IN THIS LEASE TO BE PAID BY TENANT, AS SET FORTH BELOW.  BASE RENT SHALL BE PAYABLE IN EQUAL MONTHLY

installments, in advance, commencing on the first full month of the term of this Lease, and continuing on the first day of each subsequent month during the term hereof.  In the event the term hereof commences on a day other than the first day of a month, Base Rent payable during such first month shall be adjusted on a pro rata basis and shall be paid contemporaneously with the execution of this lease.  Except as set forth in this Lease to the contrary, Base Rent shall be paid without setoff, deduction, demand or counterclaim of any nature whatsoever, in advance on the first day of each and every calendar month during the term hereof.

	Monthly	Annual
Dates	Base Rent	Base Rent
Commencement Date to 6- month anniversary of the Commencement Date.	$7,128.59	N/A
6 month anniversary to forty-two month anniversary	14,278.66	171,343.90
Forty-two month anniversary to ninetieth month anniversary	15,352.24	184,226.90

All Rent and other sums payable hereunder by Tenant which are not paid when due shall bear interest from the date due to the date paid at a rate of three and one half percent (3.5%) per annum in excess of the “Prime Rate” published in the Wall Street Journal, as the same changes from time to time (the “Default Rate”).

ADDITIONAL RENT

ARTICLE III.IN ADDITION TO BASE RENT AND ALL OTHER AMOUNTS TO BE PAID BY TENANT HEREUNDER, TENANT SHALL PAY TO LANDLORD THROUGHOUT THE TERM OF THIS LEASE THE FOLLOWING (COLLECTIVELY, “ADDITIONAL RENT”):

Section
3.1         A sum equal to sixteen point nine percent (16.9%) (which represents the ratio of the Demised Premises to the area of the Building) of the Real Estate Taxes payable during the term of this Lease.  The term “Real Estate Taxes” shall mean all real estate taxes, all assessments (provided assessments that may be paid in installments as opposed to a lump sum shall be paid in installments) and any taxes in lieu thereof which may be levied upon or assessed against the Property or any part thereof less the amount of any tax refund received by Landlord attributable to such year.  “Real Estate Taxes” shall not include any federal or state inheritance, general income, or gift or estate taxes.

In the event the taxing authorities include in such Real Estate Taxes the value of any improvements made by Tenant, or of machinery, equipment, fixtures, inventory or other personal property or assets of Tenant, then Tenant shall pay all the taxes attributable to such items in addition to its proportionate share of said Real Estate Taxes.  A photostatic copy of the tax statement submitted by Landlord to Tenant, if requested by Tenant, shall be sufficient evidence of the amount of taxes and assessments assessed or levied against the Property or any part thereof.

Section
3.2           Except as set forth below, a sum equal to sixteen point nine percent (16.9%) (which represents the ratio of the Demised Premises to the area of the Building) of the annual aggregate Operating Expenses incurred by Landlord in the operation, maintenance and repair of the Property.  The term “Operating Expenses” shall include but not be limited to Landlord’s actual reasonable and competitive costs of maintenance, repair, replacement and care of all common area lighting, common area plumbing and roofs, parking and landscaped areas, signs, snow removal, non-structural repair and maintenance of the exterior of the Building, insurance premiums, management fees (not to exceed 5% of the amount of the gross revenues generated from the Building), wages and fringe benefits of personnel employed for such work at the Building, costs of equipment purchased and used for such purposes, and the cost or portion thereof properly allocable to the Property (amortized over such reasonable period as Landlord shall determine (not to be less than seven years) together with the interest at the rate of nine percent (9%) per annum on the unamortized balance) of any capital improvements made to the Building by Landlord after the year in which the term of this Lease commences which are made for the purpose of reducing Operating Expenses or made to the Building by Landlord after the date of this Lease that are required under any governmental law or regulation that was not applicable to the Building as of the date hereof; provided such capital items would not otherwise be excluded by applying GAAP.

The following items may not be included in Operating Expenses:

A.      The cost of any items for which the Landlord is actually reimbursed by condemnation proceeds or insurance carried;

B.      Legal and other professional fees incurred by the Landlord in connection with the execution of leases and the expenses of enforcing any such leases;

C.      Leasehold improvements made in tenant spaces for other tenants or occupants of the Building or made in tenant spaces in order to prepare space for occupancy by a new tenant or other occupant;

D.      Interest on, and amortization of, mortgages and any recording or mortgage tax or expense in connection therewith;

E.      Advertising and promotional expenses;

F.      The cost of any repair made to the common areas by the Landlord to correct any violation of law existing as of the date of this Lease;

G.      The cost of any items for which the Landlord is reimbursed by other tenants or occupants of the Building (except pursuant to provisions for the payment of a share of common areas costs and expenses) or by warranty or for which the Landlord is otherwise compensated;

H.      Depreciation of the original cost of constructing or expanding the common areas and the balance of the Building;

I.      Any costs stated in common area costs and expenses representing an amount paid to a Landlord-related corporation or entity which is in excess of the amount which would be paid in the absence of such relationship;

J.      Any amounts held in reserve to be utilized in future years; and

K.     Except as set forth above, capital items chargeable according to generally accepted accounting principals (“GAAP”).

Notwithstanding the foregoing, Tenant’s proportionate share of Operating Expenses shall not exceed $1.50 per square foot per annum during the first year of the Lease and no more than a five percent (5%) increase in any one year thereafter during the second, third and fourth lease year.

Section
3.3          The payment of the sums set forth in this Article 3 shall be in addition to the Base Rent payable pursuant to Article 2 of this Lease.  In the event the lease term shall begin or expire at any time during any calendar year, the Tenant shall be responsible for its pro rata share of Additional Rent under subdivisions a. and b. during the Lease term.

Section
3.4         Prior to commencement of this Lease and prior to the commencement of each calendar year during the term of this Lease or any renewal or extension thereof, Landlord may estimate for each calendar year (i) the total amount of Real Estate Taxes; (ii) the total amount of Operating Expenses; (iii) Tenant’s share of Real Estate Taxes for such calendar year; (iv) Tenant’s share of Operating Expenses for such calendar year; and (v) the computation of the annual and monthly rental payable during such calendar year as a result of the Base Rent plus Tenant’s estimated share of Real Estate Taxes and Operating Expenses

Section
3.5          The amount of Tenant’s share of Real Estate Taxes and Operating Expenses for each calendar year, as so estimated, shall be payable as Additional Rent, in equal monthly installments, in advance, on the first day of each month during such calendar year.  In the event that such estimate is delivered to Tenant before the first day of January of such calendar year, the estimated amount shall be payable as Additional Rent in equal monthly installments, in advance on the first day of each month during such calendar year.  In the event that such estimate is delivered to Tenant after the first day of January of such calendar year, the estimated amount shall be payable as Additional Rent in equal monthly installments, in advance, on the first day of each month over the balance of such calendar year, with the number of installments being equal to the number of full calendar months remaining in such calendar year.

Upon completion of each calendar year during the term of this Lease or any renewal or extension thereof, Landlord shall determine the actual amount of the Real Estate Taxes and Operating Expenses payable in such calendar year and Tenant’s share thereof and deliver a written statement of the amounts thereof to Tenant together with written certification setting forth the computation of the amount due from Tenant.  If Tenant has underpaid its share of Real Estate Taxes or Operating Expenses for such calendar year, Tenant shall pay the balance of its share thereof within ten (10) days after the receipt of such statement.  If Tenant has overpaid its share of Real Estate Taxes or Operating Expenses for such calendar year, Landlord shall either (i) refund such excess, or (ii) credit such excess against the most current monthly installment or installments due Landlord for Base Rent or its estimate of Tenant’s share of Real Estate Taxes and Operating Expenses for the next following calendar year.  A pro rata adjustment shall be made for any fractional calendar year occurring during the term of this Lease or any renewal or extension thereof based upon the number of days of the term of the Lease during said calendar year and all additional sums payable by Tenant or credits due Tenant as a result of the provisions of this Article 3 shall be adjusted accordingly..

Section
3.6          Tenant or its authorized agent shall have the right, upon 5 days prior written notice to Landlord, to inspect, at Landlord’s main accounting offices, Landlord’s books, and records regarding any Operating Expenses paid by Tenant.  Landlord agrees to maintain such books and records at its main accounting office for a minimum of 2 years following the expiration of each accounting year to which such books and records pertain.  If Tenant’s audit discloses that Landlord has overstated Tenant’s required contribution toward any expenses by 4% of more during any one accounting year, then Landlord shall pay for the reasonable cost of such audit.  Any refund due Tenant shall be payable to Tenant within 30 days after Tenant’s request.

COVENANT TO PAY RENT

ARTICLE IV.EXCEPT AS SET FORTH HEREIN, THE COVENANTS OF TENANT TO PAY THE BASE RENT AND THE ADDITIONAL RENT ARE EACH INDEPENDENT OF ANY OTHER COVENANT, CONDITION, PROVISION, OR AGREEMENT CONTAINED IN THIS LEASE.  ALL RENTS ARE PAYABLE TO LANDLORD AT:

Welsh Lenexa II, LLC
c/o Grubb & Ellis / The Winbury Group
4520 Main Street, Suite 1000
Kansas City, MO  64111

(or such other address indicated in writing by Landlord).

UTILITIES

ARTICLE V.LANDLORD SHALL SUPPLY WATER, GAS, ELECTRICITY, SANITARY SEWAGE, TELEPHONE, FIBER OPTIC COMMUNICATION SERVICE, DSL, AND CABLE MODEM CONNECTION TO THE PROPERTY AS PROVIDED IN THE PLANS AND SPECIFICATIONS APPROVED BY TENANT.  TENANT SHALL PAY, WHEN DUE, ALL CHARGES FOR SEWER USAGE OR RENTAL, GARBAGE, DISPOSAL, REFUSE REMOVAL, WATER, ELECTRICITY, GAS, FUEL OIL, L.P. GAS, TELEPHONE AND ANY OTHER UTILITY SERVICES OR ENERGY SOURCE FURNISHED TO THE DEMISED PREMISES DURING THE TERM OF THIS LEASE, AND ANY RENEWAL OR EXTENSION THEREOF.  IF LANDLORD ELECTS TO FURNISH ANY OF THE FOREGOING UTILITY SERVICES OR OTHER SERVICES

furnished or caused to be furnished to Tenant, then the rate charged by Landlord shall not exceed the rate Tenant would be required to pay to a utility company or service company furnishing any of the foregoing utilities or services (under similar circumstances).  All amounts payable by Tenant to Landlord hereunder shall be deemed Additional Rent in accordance with Article 3.

CARE AND REPAIR OF DEMISED PREMISES

ARTICLE VI.TENANT SHALL, AT ALL TIMES THROUGHOUT THE TERM OF THIS LEASE, INCLUDING RENEWALS AND EXTENSIONS, AND AT ITS SOLE EXPENSE, KEEP AND MAINTAIN THE DEMISED PREMISES IN A CLEAN, SAFE, SANITARY AND FIRST CLASS CONDITION AND IN COMPLIANCE WITH ALL APPLICABLE LAWS, CODES, ORDINANCES, RULES AND REGULATIONS; PROVIDED LANDLORD DELIVERS THE DEMISED PREMISES TO TENANT IN COMPLIANCE WITH SUCH LAWS, CODES, ORDINANCES, RULES AND REGULATIONS.  TENANT’S OBLIGATIONS HEREUNDER SHALL INCLUDE BUT NOT BE LIMITED TO THE MAINTENANCE, REPAIR AND REPLACEMENT, IF NECESSARY, OF HEATING AND AIR CONDITIONING FIXTURES, EQUIPMENT, AND SYSTEMS (THE “HVAC EQUIPMENT”), ALL LIGHTING AND PLUMBING AND FIXTURES AND EQUIPMENT, FIXTURES, MOTORS AND MACHINERY, ALL INTERIOR WALLS (EXCEPT THOSE THAT ARE LOAD BEARING), PARTITIONS, DOORS AND WINDOWS, INCLUDING THE REGULAR PAINTING THEREOF (NOT TO BE MORE FREQUENT THAN EVERY TWO YEARS), ALL EXTERIOR ENTRANCES TO THE DEMISED PREMISES, WINDOWS, DOORS AND LOADING DOCKS AND DOCK EQUIPMENT AND THE REPLACEMENT OF ALL BROKEN GLASS.  WHEN USED IN THIS PROVISION, THE TERM “REPAIRS” SHALL INCLUDE REPLACEMENTS OR RENEWALS WHEN NECESSARY, AND ALL SUCH REPAIRS MADE BY THE TENANT SHALL BE EQUAL IN QUALITY AND CLASS TO THE ORIGINAL WORK.  WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, TENANT SHALL OBTAIN AND MAINTAIN AT ALL TIMES DURING THE TERM OF THIS LEASE A MAINTENANCE CONTRACT WITH A RESPONSIBLE, LICENSED HVAC CONTRACTOR, ON TERMS REASONABLY ACCEPTABLE TO LANDLORD, FOR THE REGULAR MAINTENANCE OF ALL HVAC EQUIPMENT (NOT TO BE MORE THAN ONCE PER YEAR) WITHIN OR EXCLUSIVELY SERVING THE DEMISED PREMISES, AND SHALL BE RESPONSIBLE FOR THE PERFORMANCE OF ALL MAINTENANCE TO BE PERFORMED THEREUNDER.  TENANT SHALL KEEP ACCURATE AND COMPLETE RECORDS OF THE PERFORMANCE OF ALL SCHEDULED MAINTENANCE UNDER SUCH CONTRACT AND SHALL PROVIDE COPIES THEREOF TO LANDLORD FROM TIME TO TIME UPON REQUEST BY LANDLORD.  THE TENANT SHALL KEEP AND MAINTAIN ALL PORTIONS OF THE DEMISED PREMISES IN A CLEAN AND ORDERLY CONDITION.

If Tenant fails, refuses or neglects to maintain or repair the Demised Premises as required in this Lease, after 10 days prior written notice shall have been given Tenant in accordance with Article 33 of this Lease, Landlord may make such repairs for any loss or damage that may accrue to Tenant’s merchandise, fixtures or other property or to Tenant’s business by reason thereof, and upon completion thereof, Tenant shall pay to Landlord all costs plus 5% for overhead incurred by Landlord in making such repairs upon presentation to Tenant of bill therefor; provided, however, that no notice shall be required in the event of any hazardous or emergency condition.

Landlord shall repair, at its expense (subject to inclusion in “Operating Expenses” pursuant to Section 3), the structural portions of the Building, including, without limitation, the roof, exterior walls, foundation, and load bearing walls.

Landlord shall be responsible for all outside maintenance of the Demised Premises, including grounds and parking areas, sidewalks, and areas adjoining the Demised Premises, all in a clean and orderly condition, free of accumulation of dirt, rubbish, snow and ice.  All such maintenance which is the responsibility of the Landlord shall be provided as reasonably necessary to the comfortable use and occupancy of Demised Premises during business hours, except Saturdays, Sundays and holidays, upon the condition that the Landlord shall not be liable for damages for failure to do so due to causes beyond its control

SIGNS

ARTICLE VII.ANY SIGN, LETTERING, PICTURE, NOTICE, OR ADVERTISEMENT INSTALLED ON OR IN ANY PART OF THE PROPERTY AND VISIBLE FROM THE EXTERIOR OF THE BUILDING, OR VISIBLE FROM THE EXTERIOR OF THE DEMISED PREMISES, SHALL BE SUBJECT TO LANDLORD’S PRIOR REASONABLE APPROVAL AND SHALL BE INSTALLED AT TENANT’S EXPENSE.  IN THE EVENT OF A VIOLATION OF THE FOREGOING BY TENANT, LANDLORD MAY REMOVE THE SAME WITHOUT ANY LIABILITY AND MAY CHARGE THE EXPENSE INCURRED BY SUCH REMOVAL TO TENANT.

ALTERATIONS, INSTALLATION, FIXTURES

ARTICLE VIII.EXCEPT AS HEREINAFTER PROVIDED, TENANT SHALL NOT MAKE ANY ALTERATION, ADDITIONS, OR IMPROVEMENTS IN OR TO THE DEMISED PREMISES OR ADD, DISTURB OR IN ANY WAY CHANGE ANY PLUMBING OR WIRING THEREIN WITHOUT THE PRIOR WRITTEN CONSENT OF THE LANDLORD.  IN THE EVENT ALTERATIONS ARE REQUIRED BY ANY GOVERNMENTAL AGENCY BY REASON OF THE USE AND OCCUPANCY OF THE DEMISED PREMISES BY TENANT, TENANT SHALL MAKE SUCH ALTERATIONS AT ITS OWN COST AND EXPENSE AFTER FIRST OBTAINING LANDLORD’S APPROVAL OF PLANS AND SPECIFICATIONS THEREFOR AND FURNISHING SUCH INDEMNIFICATION AS LANDLORD MAY REASONABLY REQUIRE AGAINST LIENS, COSTS, DAMAGES AND EXPENSES ARISING OUT OF SUCH ALTERATIONS.  ALTERATIONS OR ADDITIONS BY TENANT MUST BE MADE IN COMPLIANCE WITH ALL LAWS, ORDINANCES AND GOVERNMENTAL REGULATIONS AFFECTING THE PROPERTY AND TENANT SHALL WARRANT TO LANDLORD THAT ALL SUCH ALTERATIONS, ADDITIONS, OR IMPROVEMENTS SHALL BE IN STRICT COMPLIANCE WITH ALL RELEVANT LAWS, ORDINANCES, GOVERNMENTAL REGULATIONS, PERMITS AND INSURANCE REQUIREMENTS.  CONSTRUCTION OF SUCH ALTERATIONS OR ADDITIONS SHALL COMMENCE ONLY UPON TENANT OBTAINING AND EXHIBITING TO LANDLORD THE REQUISITE APPROVALS, LICENSES AND PERMITS AND INDEMNIFICATION AGAINST LIENS.  ALL ALTERATIONS, INSTALLATIONS, PHYSICAL ADDITIONS OR IMPROVEMENTS TO THE DEMISED PREMISES MADE BY TENANT SHALL AT ONCE BECOME THE PROPERTY OF LANDLORD AND SHALL BE SURRENDERED TO LANDLORD UPON THE TERMINATION OF THIS LEASE; PROVIDED, HOWEVER, THIS CLAUSE SHALL NOT APPLY TO TRADE FIXTURES, MOVABLE EQUIPMENT OR FURNITURE OWNED BY TENANT, WHICH MAY BE REMOVED BY TENANT AT THE END OF THE TERM OF THIS LEASE.  TENANT SHALL BE RESPONSIBLE FOR ALL COSTS RELATED TO IMPROVEMENTS OR MODIFICATIONS TO THE DEMISED PREMISES REQUIRED OR NECESSARY TO COMPLY WITH THE AMERICANS WITH DISABILITIES ACT OF 1990 (ADA), OR SIMILAR STATUTES OR LAW; PROVIDED THE DEMISED PREMISES WERE DELIVERED TO TENANT IN COMPLIANCE WITH ADA.

Notwithstanding the foregoing, Tenant may make non-structural alterations and minor plumbing and wiring changes to the Demised Premises deemed necessary in Tenant’s sole discretion without obtaining Landlord’s consent.

POSSESSION

ARTICLE IX.EXCEPT AS HEREINAFTER PROVIDED, LANDLORD SHALL DELIVER POSSESSION OF THE DEMISED PREMISES TO TENANT IN THE CONDITION REQUIRED BY THIS LEASE ON OR BEFORE DECEMBER 1, 2001.  LANDLORD SHALL DELIVER THE LEASED PREMISES TO TENANT IN COMPLIANCE WITH ALL APPLICABLE LAWS, CODES, ORDINANCES, RULES AND REGULATIONS, INCLUDING WITHOUT LIMITATION THE ADA AND ALL ENVIRONMENTAL LAWS (AS DEFINED BELOW).  LANDLORD SHALL NOT BE LIABLE IN ANY RESPECT FOR ANY FAILURE TO DELIVER POSSESSION OF THE DEMISED PREMISES TO TENANT ON OR BEFORE DECEMBER 1, 2001.  IF LANDLORD FAILS TO DELIVER POSSESSION OF THE DEMISED PREMISES TO TENANT COMPLETED ACCORDING TO THE PLANS AND SPECIFICATIONS SET FORTH HEREIN ON OR BEFORE SEVENTY-FIVE (75) DAYS AFTER THE DATE OF THIS LEASE (“LATE DELIVERY DATE”), THEN, SUBJECT TO FORCE MAJEURE, FOR EVERY DAY THE LANDLORD DELIVERS THE DEMISED PREMISES AFTER THE LATE DELIVERY DATE TENANT SHALL RECEIVE TWO DAYS FREE RENT, EXCEPT THAT IF THE DEMISED PREMISES ARE NOT DELIVERED TO TENANT BY FEBRUARY 1, 2002, THEN TENANT MAY TERMINATE THIS LEASE.  THE RENTALS HEREIN RESERVED SHALL COMMENCE ON THE COMMENCEMENT DATE.  ANY OCCUPANCY BY TENANT PRIOR TO THE BEGINNING OF THE TERM SHALL IN ALL RESPECTS BE THE SAME AS THAT OF A TENANT UNDER THIS LEASE.

SECURITY AND DAMAGE DEPOSIT

ARTICLE X.TENANT CONTEMPORANEOUSLY WITH THE EXECUTION OF THIS LEASE, HAS DEPOSITED WITH LANDLORD THE SUM OF FOURTEEN THOUSAND TWO HUNDRED SEVENTY-EIGHT AND 66/100 DOLLARS ($14,278.66), RECEIPT OF WHICH IS ACKNOWLEDGED HEREBY BY LANDLORD, WHICH DEPOSIT IS TO BE HELD BY LANDLORD, WITHOUT LIABILITY FOR INTEREST, AS A SECURITY AND DAMAGE DEPOSIT FOR THE FAITHFUL PAYMENT AND PERFORMANCE BY TENANT OF ALL OF ITS OBLIGATIONS HEREUNDER, DURING THE TERM HEREOF AND ANY EXTENSION HEREOF.  LANDLORD MAY CO-MINGLE SUCH DEPOSIT WITH LANDLORD’S OWN FUNDS AND TO USE SUCH SECURITY DEPOSIT FOR SUCH PURPOSE AS LANDLORD MAY DETERMINE.  IN THE EVENT OF THE FAILURE OF TENANT TO KEEP AND PERFORM ANY OF THE TERMS, COVENANTS AND CONDITIONS OF THIS LEASE TO BE KEPT AND PERFORMED BY TENANT DURING THE TERM HEREOF AND ANY EXTENSION HEREOF, AND WITHOUT LIMITING ANY OTHER REMEDY AVAILABLE TO LANDLORD, THEN LANDLORD EITHER WITH OR WITHOUT TERMINATING THIS LEASE, MAY (BUT SHALL NOT BE REQUIRED TO) APPLY SUCH PORTION OF SAID DEPOSIT AS MAY BE NECESSARY TO COMPENSATE OR REPAY LANDLORD FOR ALL LOSSES OR DAMAGES SUSTAINED OR TO BE SUSTAINED BY LANDLORD DUE TO SUCH BREACH ON THE PART OF TENANT, INCLUDING, BUT NOT LIMITED TO OVERDUE AND UNPAID RENT, ANY OTHER SUM PAYABLE BY TENANT TO LANDLORD PURSUANT TO THE PROVISIONS OF THIS LEASE, DAMAGES OR DEFICIENCIES IN ANY RELETTING OF THE DEMISED PREMISES, AND REASONABLE ATTORNEY’S FEES INCURRED BY LANDLORD.  SHOULD THE ENTIRE DEPOSIT OR ANY PORTION THEREOF, BE APPROPRIATED AND APPLIED BY LANDLORD, IN ACCORDANCE WITH THE PROVISIONS OF THIS PARAGRAPH, TENANT UPON WRITTEN DEMAND BY LANDLORD, SHALL REMIT FORTHWITH TO LANDLORD A SUFFICIENT AMOUNT OF CASH TO RESTORE SAID SECURITY DEPOSIT TO THE ORIGINAL SUM DEPOSITED, AND TENANT’S FAILURE TO DO SO WITHIN FIVE (15) DAYS AFTER RECEIPT OF SUCH DEMAND SHALL CONSTITUTE A BREACH OF THIS LEASE.  SAID SECURITY DEPOSIT SHALL BE RETURNED TO TENANT, LESS ANY AMOUNTS RETAINED BY LANDLORD PURSUANT TO THE PROVISIONS OF THIS PARAGRAPH, AT THE END OF THE TERM OF THIS LEASE OR ANY RENEWAL THEREOF, OR UPON THE EARLIER TERMINATION OF THIS LEASE.  TENANT SHALL HAVE NO RIGHT TO ANTICIPATE RETURN OF SAID DEPOSIT BY WITHHOLDING ANY AMOUNT REQUIRED TO BE PAID PURSUANT TO THE PROVISIONS OF THIS LEASE OR OTHERWISE.

In the event Landlord shall sell the Property, or shall otherwise dispose of its interest in this Lease, Landlord shall assign said security deposit or any balance thereof to Landlord’s assignee, whereupon Landlord shall be released from all liability for the return or repayment of such security deposit, and Tenant shall look solely to the said assignee for the return and repayment of said security deposit.  Said security deposit shall not be assigned or encumbered by Tenant without the written consent of Landlord, and any assignment or encumbrance without such consent shall not bind Landlord.  In the event of any rightful and permitted assignment of this Lease by Tenant, said security deposit shall be deemed to be held by Landlord as a deposit made by the assignee, and Landlord shall have no further liability with respect to the return of said security deposit to the Tenant

USE

ARTICLE XI.LANDLORD ACKNOWLEDGES THE BUILDING IS ZONED BP2 AND THAT TENANT’S USE AS DESCRIBED HEREIN IS IN COMPLIANCE WITH THIS ZONING DESIGNATION.  THE DEMISED PREMISES SHALL BE USED AND OCCUPIED BY TENANT SOLELY FOR THE PURPOSES OF CONTRACT MANUFACTURING UTILIZING HEAVY EQUIPMENT INCLUDING BUT NOT LIMITED TO MILLS, LATHES, CAM AND SWISS SCREW MACHINES AND SECONDARILY, OPERATIONS SUCH AS HEAT TREATING, CRIMPING, STAMPING AND ASSEMBLY, SO LONG AS SUCH USE IS IN COMPLIANCE WITH ALL APPLICABLE LAWS, ORDINANCES AND GOVERNMENTAL REGULATIONS AFFECTING THE BUILDING AND DEMISED PREMISES.  LANDLORD ACKNOWLEDGES THAT SO LONG AS TENANT IS USING THE DEMISED PREMISES AS PROVIDED HEREIN: (I) LANDLORD SHALL NOT BE REQUIRED TO MAKE ANY SPECIAL ALTERATIONS NOT CONTEMPLATED HEREIN OR IN THE PLANS AND SPECIFICATIONS, (II) INSURANCE PREMIUMS WILL NOT BE INCREASED, (III) NO STOCK OR GOODS OR ACT OF TENANT WILL IN ANY WAY IMPAIR OR INVALIDATE THE OBLIGATION OF THE LANDLORD’S INSURER UNDER ANY POLICY OF INSURANCE REQUIRED BY THIS LEASE, AND (IV) TENANT’S USE WILL NOT CREATE WASTE OR A NUISANCE, OR UNREASONABLY DISTURB OTHER TENANTS IN THE BUILDING.  THE DEMISED PREMISES SHALL NOT BE USED IN SUCH MANNER THAT, IN ACCORDANCE WITH ANY REQUIREMENT OF LAW OR OF ANY PUBLIC AUTHORITY, LANDLORD SHALL BE OBLIGATED, AS A RESULT OF THE PURPOSE OR MANNER OF SAID USE, TO MAKE ANY ADDITION OR ALTERATION TO OR IN THE BUILDING.  THE DEMISED PREMISES SHALL NOT BE USED IN ANY MANNER WHICH WILL INCREASE THE RATES REQUIRED TO BE PAID FOR PUBLIC LIABILITY OR FOR FIRE AND EXTENDED COVERAGE INSURANCE COVERING THE DEMISED PREMISES TENANT SHALL OCCUPY THE DEMISED PREMISES, CONDUCT ITS BUSINESS AND CONTROL ITS AGENTS, EMPLOYEES, INVITEES AND VISITORS IN SUCH A WAY AS IS LAWFUL AND REPUTABLE, AND WILL NOT PERMIT OR CREATE ANY NUISANCE, NOISE, ODOR, OR OTHERWISE INTERFERE WITH, ANNOY OR DISTURB ANY OTHER TENANT IN THE BUILDING IN ITS NORMAL BUSINESS OPERATIONS OR LANDLORD IN ITS MANAGEMENT OF THE BUILDING.  TENANT’S USE OF THE DEMISED PREMISES SHALL CONFORM TO ALL THE LANDLORD’S RULES AND REGULATIONS RELATING TO THE USE OF THE DEMISED PREMISES.  OUTSIDE STORAGE ON THE DEMISED PREMISES OF ANY TYPE OF EQUIPMENT, PROPERTY OR MATERIALS OWNED OR USED BY TENANT OR ITS CUSTOMERS OR SUPPLIERS SHALL NOT BE PERMITTED.

ACCESS TO DEMISED PREMISES

ARTICLE XII.THE TENANT AGREES TO PERMIT THE LANDLORD AND THE AUTHORIZED REPRESENTATIVES OF THE LANDLORD TO ENTER THE DEMISED PREMISES UPON 24 HOURS PRIOR NOTICE (EXCEPT

in the case of an emergency) at all times during usual business hours for the purpose of inspecting the same and making any necessary repairs to the Demised Premises and performing any work therein that may be necessary to comply with any laws, ordinances, rules, regulations or requirements of any public authority or of the Board of Fire Underwriters or any similar body or that the Landlord may deem necessary to prevent waste or deterioration in connection with the Demised Premises.  Nothing herein shall imply any duty upon the part of the Landlord to do any such work which, under any provision of this Lease, the Tenant may be required to perform and the performance thereof by the Landlord shall not constitute a waiver of the Tenant’s default in failing to perform the same.  The Landlord may, during the progress of any work in the Demised Premises, keep and store upon the Demised Premises all necessary materials, tools and equipment.  The Landlord shall use its best efforts to not disturb Tenant’s business.  The Landlord shall not in any event be liable for inconvenience, annoyance, or disturbance by reason of making repairs or the performance of any work in the Demised Premises, or on account of bringing materials, supplies and equipment into or through the Demised Premises during the course thereof and the obligations of the Tenant under this Lease shall not thereby be affected in any manner whatsoever.

Landlord reserves the right to enter upon the Demised Premises at any time in the event of an emergency and at reasonable hours to exhibit the Demised Premises to prospective purchasers or others during the last 180 days of the term of this Lease, all without hindrance or molestation by Tenant.

EMINENT DOMAIN

ARTICLE XIII.IN THE EVENT OF ANY EMINENT DOMAIN OR CONDEMNATION PROCEEDING OR PRIVATE SALE IN LIEU THEREOF IN RESPECT TO THE BUILDING DURING THE TERM HEREOF, THE FOLLOWING PROVISIONS SHALL APPLY:

Section
13.1         If the whole of the Building shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, then the term of this Lease shall cease and terminate as of the date possession shall be taken in such proceeding and all rentals shall be paid up to that date.

Section
13.2         If any part constituting less than the whole of the Building shall be acquired or condemned as aforesaid, and in the event that such partial taking or condemnation shall materially affect the Demised Premises so as to render the Demised Premises unsuitable for the business of the Tenant, then, the term of this Lease shall cease and terminate as of the date possession shall be taken by the condemning authority and rent shall be paid to the date of such termination.

In the event of a partial taking or condemnation of the Building which shall not materially affect the Demised Premises so as to render the Demised Premises unsuitable for the business of the Tenant, this Lease shall continue in full force and effect but with a proportionate reduction of the Base Rent and Additional Rent based on the portion of the Building taken.  Landlord reserves the right, at its option, to restore the Building and the Demised Premises to substantially the same condition as they were prior to such condemnation.  In such event, Landlord shall give written notice to Tenant, within thirty (30) days following the date possession shall be taken by the condemning authority, of Landlord’s intention to restore.  Upon Landlord’s notice of election to restore, Landlord shall commence restoration and shall restore the Building and the Demised Premises with reasonable promptness, subject to delays beyond Landlord’s control and delays in the receipt of condemnation or sale proceeds by Landlord; and Tenant shall have no right to terminate this Lease except as herein provided.  Upon completion of such restoration, the rent shall be re-adjusted based upon the portion, if any, of the Building restored.

Section
13.3         In the event of any condemnation or taking as aforesaid, whether whole or partial, the Tenant shall not be entitled to any part of the award paid for such condemnation and Landlord is to receive the full amount of such award, the Tenant hereby expressly waiving any right to claim to any part thereof.

Section
13.4        Although all damages in the event of any condemnation shall belong to the Landlord whether such damages are awarded as compensation for diminution in value of the leasehold or to the fee of the Demised Premises, Tenant shall have the right to claim and recover from the condemning authority, but not from Landlord, such compensation as may be separately awarded or recoverable by Tenant in Tenant’s own right on account of any and all damage to Tenant’s business by reason of the condemnation and for or on account of any cost or loss to which Tenant might be put in removing Tenant’s merchandise, furniture, fixtures, leasehold improvements and equipment.  However, Tenant shall have no claim against Landlord and shall make no claim with the condemning authority for the loss of its leasehold estate, any unexpired term or loss of any possible renewal or extension of said lease or loss of any possible value of said Lease.

Section
13.5         Notwithstanding the foregoing, if a partial taking or condemnation of the Building materially affects the Demised Premises and such taking or condemnation occurs in the last two years of this Lease, then Tenant may terminate the Lease effective as of the taking or condemnation.

DAMAGE OR DESTRUCTION

ARTICLE XIV.IN THE EVENT OF ANY DAMAGE OR DESTRUCTION TO THE DEMISED PREMISES BY FIRE OR OTHER CAUSE DURING THE TERM HEREOF, THE FOLLOWING PROVISIONS SHALL APPLY:

Section
14.1         If the Building is damaged by fire or any other cause to such extent that the cost of restoration, as reasonably estimated by Landlord, will equal or exceed thirty percent (30%) of the replacement value of the Building (exclusive of foundations) just prior to the occurrence of the damage, then Landlord may, no later than the sixtieth (60th) day following the damage, give Tenant written notice of Landlord’s election to terminate this Lease; provided the leases of other similarly situated tenants are also terminated.

Section
14.2         If the cost of restoration as estimated by Landlord will equal or exceed thirty percent (30%) of said replacement value of the Building and if the Demised Premises are not suitable as a result of said damage for the purposes for which they are demised hereunder, in the reasonable opinion of Landlord and Tenant, then Tenant may, no later than the sixtieth (60th) day following the damage, give Landlord a written notice of election to terminate this Lease.

Section
14.3         If the cost of restoration as estimated by Landlord shall amount to less than thirty percent (30%) of said replacement value of the Building, or if, despite the cost, Landlord (or Tenant, if applicable) does not elect to terminate this Lease, Landlord shall restore the Building and the Demised Premises with reasonable promptness (not to exceed 240 days), subject to delays beyond Landlord’s control and delays in the receipt of insurance proceeds by Landlord.

Section
14.2         In the event either of the elections to terminate is properly exercised, this Lease shall be deemed to terminate on the date of the receipt of the notice of election and all rents shall be paid up to that date.  Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease.

Section
14.5         In any case where damage to the Building shall materially affect the Demised Premises so as to render them unsuitable in whole or in part for the purposes for which they are demised hereunder, then, a portion of the rent based upon the extent to which the Demised Premises are rendered unsuitable shall be abated until repaired or restored.

CASUALTY INSURANCE

ARTICLE XV.Section 15.1   LANDLORD SHALL AT ALL TIMES DURING THE TERM OF THIS LEASE, AT ITS EXPENSE (EXCEPT THAT SUCH EXPENSE SHALL BE INCLUDED IN THE CALCULATION OF ADDITIONAL RENT UNDER SECTION 3 HEREOF), MAINTAIN A POLICY OR POLICIES OF INSURANCE ISSUED BY AN INSURANCE COMPANY LICENSED TO DO BUSINESS IN THE STATE OF KANSAS INSURING THE BUILDING FOR THE FULL REPLACEMENT VALUE, PROVIDED THAT LANDLORD SHALL NOT BE OBLIGATED TO INSURE ANY FURNITURE, EQUIPMENT, MACHINERY, GOODS OR SUPPLIES WHICH TENANT MAY BRING UPON THE DEMISED PREMISES.  LANDLORD MAY AT ITS OPTION ALSO ELECT TO CARRY RENT LOSS INSURANCE OR OTHER TYPES OF INSURANCE COMMONLY CARRIED BY OWNERS OF SIMILAR PROPERTIES IN THE KANSAS CITY METROPOLITAN AREA, AND THE TENANT’S PRO RATA SHARE OF THE COST THEREOF SHALL CONSTITUTE ADDITIONAL RENT.

Section
15.2         Tenant shall not carry any stock of goods or do anything in or about the Demised Premises which will in any way impair or invalidate the obligation of the insurer under any policy of insurance required by this Lease.

Section
15.3         Landlord hereby waives and releases all claims, liability and causes of action against Tenant and its agents, servants and employees for loss or damage to, or destruction of, the Demised Premises or any portion thereof, including the buildings and other improvements situated thereon, resulting from fire, explosion and other perils, to the extent such loss or damage is covered by standard extended coverage insurance, whether caused by the negligence of any of said persons or otherwise.  Likewise, Tenant hereby waives and releases all claims, liabilities and causes of action against Landlord and its agents, servants, and employees for loss or damage to, or destruction of, any of the improvements, fixtures, equipment, supplies, merchandise and other property, whether that of Tenant or of others in, upon or about the Demised Premises resulting from fire, explosion or the other perils included in standard extended coverage insurance, whether caused by the negligence of any of said persons or otherwise.  The waivers by Tenant and Landlord contained in this Section 15.c shall remain in force whether or not the Tenant’s or Landlord’s insurer shall consent thereto.

Section
15.4         In the event that the use of the Demised Premises by Tenant increases the premium rate for insurance carried by Landlord on the improvements of which the Demised Premises are a part, Tenant shall pay Landlord, upon demand, the amount of such premium increase.  If Tenant installs any electrical equipment that overloads the power lines to the Building or its wiring, Tenant shall, at its own expense, make whatever changes are necessary to comply with the requirements of the insurance underwriter, insurance rating bureau and governmental authorities having jurisdiction.

Section
15.5         Tenant shall during the term of this Lease, obtain and maintain in full force and effect at its sole cost and expense a policy or policies of insurance insuring all of its personal property located within the Demised Premises from time to time, as well as all tenant improvements made thereto, against loss or damage by fire, explosion or other such hazards and contingencies for the full replacement value thereof.  Such policy or policies shall provide that thirty (30) days written notice must be given to Landlord prior to cancellation or modification thereof.  Tenant shall furnish evidence satisfactory to Landlord at the time this Lease is executed and thereafter from time to time upon request by Landlord that such coverage is in full force and effect..

PUBLIC LIABILITY INSURANCE

ARTICLE XVI.TENANT SHALL DURING THE TERM HEREOF, KEEP IN FULL FORCE AND EFFECT AT ITS EXPENSE A POLICY OR POLICIES OF PUBLIC LIABILITY INSURANCE WITH RESPECT TO THE DEMISED PREMISES AND THE BUSINESS OF TENANT IN AMOUNTS NOTE LESS THAN $1,000,000 PER OCCURRENCE, $2,000,000 AGGREGATE USING CURRENT ISO GENERAL LIABILITY FORMS OR EQUIVALENT NAMING THE LANDLORD AS AN ADDITIONAL INSURED.  SUCH POLICY OR POLICIES SHALL PROVIDE THAT THIRTY (30) DAYS WRITTEN NOTICE MUST BE GIVEN TO LANDLORD PRIOR TO CANCELLATION OR MODIFICATION THEREOF.  TENANT SHALL FURNISH EVIDENCE SATISFACTORY TO LANDLORD AT THE TIME THIS LEASE IS EXECUTED AND THEREAFTER UPON REQUEST BY LANDLORD THAT SUCH COVERAGE IS IN FULL FORCE AND EFFECT.

DEFAULT OF TENANT

ARTICLE XVII.Section 17.1   IN THE EVENT OF ANY FAILURE OF TENANT TO PAY ANY BASE RENT, ADDITIONAL RENT OR OTHER AMOUNTS DUE HEREUNDER WITHIN TEN (10) DAYS AFTER LANDLORD HAS PROVIDED WRITTEN NOTICE TO TENANT OF SUCH FAILURE (EXCEPT THAT IF TENANT IS IN MONETARY DEFAULT ACCORDING TO THE TERMS OF THIS LEASE WITHIN THE LAST 12 MONTHS, THEN LANDLORD SHALL NOT BE REQUIRED TO

provide notice to Tenant for a monetary default), or any failure to perform any other of the terms, conditions or covenants of this Lease to be observed or performed by Tenant with all reasonable diligence, but in any event for more than thirty (30) after written notice of such failure shall have been given to Tenant, or if Tenant or an agent of Tenant shall falsify any report required to be furnished to Landlord pursuant to the terms of this Lease, or if Tenant or any guarantor of this Lease shall become bankrupt or insolvent, or file any debtor proceedings, or any person shall file against Tenant or any guarantor of this Lease in any court pursuant to any statute either of the United States or of any state a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant’s or any such guarantor’s property, or if Tenant or any such guarantor makes an assignment for the benefit of creditors, or petitions for or enters into any similar arrangement, or if any guarantor of this Lease shall be in default in the performance of any covenant, duty or obligation under any guaranty or other agreement entered into with or in favor of Landlord and such default shall remain uncured for a period of thirty (30) days or more after notice of such default (except in the case of a filing of an involuntary petition against Tenant in bankruptcy, in which case the notice shall be sixty (60) days), or suffer this Lease to be taken under any writ of execution (any one or more of the foregoing shall constitute an “Event of Default”), then in any such event Tenant shall be in default hereunder, and Landlord, in addition to any other rights and remedies it may have, shall have with prior notice the immediate right of re-entry and may remove all persons and property from the Demised Premises and such property may be removed and stored in a public warehouse or elsewhere at the sole cost of, and for the account of Tenant, all without service of notice or resort to legal process and without being guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby.

Section
17.2         Upon the occurrence of an Event of Default, Landlord shall have the right (in addition to any other rights or remedies) to either terminate this Lease or, from time to time, without terminating this Lease, to terminate Tenant’s right of possession of the Demised Premises.  If Landlord terminates Tenant’s right of possession only, Landlord may, but shall in no event be obligated to, make such alterations and repairs as may be necessary in order to relet the Demised Premises, and relet the Demised Premises or any part thereof upon such term or terms (which may be for a term extending beyond the term of this lease) and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable.  Upon any such reletting all rentals received by the Landlord from such reletting shall be applied first to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorney’s fees and costs of such alterations and repairs; third, to the payment of the rent due and unpaid payment of the present value of future rent as the same may become due and payable hereunder.  If such rentals received from any such reletting during any month are less than that to be paid during that month by Tenant hereunder, Tenant, upon demand, shall pay any such deficiency to Landlord.  No such re-entry or taking possession of the Demised Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention is given to Tenant.  Notwithstanding any such reletting without termination, Landlord may at any time after such re-entry and reletting elect to terminate this Lease, and in addition to any other remedies it may have, it may recover from any Tenant all damages it may incur by reason of such breach, including the cost of recovering the Demised Premises, reasonable attorney’s fees, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the Demised Premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Tenant to Landlord

Section
17.3         Landlord may, at its option, upon twenty (20) days prior written notice to Tenant, in addition to any other rights or remedies available to it in this Lease or otherwise by law, statute or equity, spend such money as is necessary to cure any default of Tenant herein and the amount so spent, and costs incurred, including reasonable attorney’s fees in curing such default, shall be paid by Tenant, as additional rent, upon demand.

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17.4         In the event suit shall be brought for recovery of possession of the Demised Premises, for the recovery of rent or any other amount due under the provisions of this Lease, or in connection with any Event of Default, and an Event of Default shall be established, Tenant shall pay to Landlord all expenses incurred in connection therewith, including reasonable attorney’s fees, together with interest on all such expenses at the Default Rate from the date of such breach.

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17.5         Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the Demised Premises, by reason of any Event of Default hereunder, or otherwise.  Tenant also waives any demand for possession of the Demised Premises, and any demand for payment of rent and any notice of intent to re-enter the Demised Premises, or of intent to terminate this Lease, other than the notices above provided in this Article, and waives any and every other notice or demand prescribed by any applicable statutes or laws.

Section
17.6         No remedy herein or elsewhere in this Lease or otherwise by law, statute or equity, conferred upon or reserved to Landlord shall be exclusive of any other remedy, but shall be cumulative, and may be exercised from time to time and as often as the occasion may arise

HOLD HARMLESS

ARTICLE XVIII.TENANT SHALL HOLD HARMLESS LANDLORD, ITS SHAREHOLDERS, DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES, FROM ANY LIABILITY FOR DAMAGES TO ANY THIRD PERSON OR PROPERTY IN OR UPON THE DEMISED PREMISES AND THE DEMISED PREMISES, AND ALL PERSONS IN THE BUILDING AT ITS OR THEIR INVITATION OR SUFFERANCE, AND FROM ALL DAMAGES RESULTING FROM TENANT’S FAILURE TO PERFORM THE COVENANTS OR OTHER PROVISIONS OF THIS LEASE.  LANDLORD SHALL HOLD HARMLESS TENANT, ITS

shareholders, directors, officers, agents and employees, from any liability for damages to any third person or property in or upon the Demised Premises, the Demised Premises and the Building, and all persons in the Building at its or their invitation or sufferance, and from all damages resulting from Landlord’s failure to perform the covenants or other provisions of this Lease.  Landlord and Tenant each waive and release the other from all claims for damage to person or property sustained by the other or by the others employees, agents, or servants resulting from said Building or any part of it, or any equipment or appurtenance becoming out of repair, or resulting from any accident in or about the Demised Premises or the Building, or resulting directly or indirectly from any act or neglect of any other tenant or occupant of the Building, or of any other person; provided, Tenant and Landlord agree to first make an insurance claim to the extent coverage is available.  All property kept, maintained or stored on the Demised Premises shall be so kept, maintained or stored at the sole risk of Tenant, Tenant agrees to pay all sums of money in respect of any labor, service, materials, supplies or equipment furnished or alleged to have been furnished to Tenant in or about the Demised Premises, and not furnished on order of Landlord, which may be secured by any mechanic’s materialmen’s or other lien provided that Tenant may contest such lien, upon providing Landlord adequate security against such lien.  If any such lien is reduced to final judgment and if such judgment or process thereon is not stayed, or if stayed and said stay expires, then Tenant shall immediately pay and discharge said judgment.

NON-LIABILITY

ARTICLE XIX.EXCEPT AS PROVIDED ABOVE IN SECTION 18, LANDLORD SHALL NOT BE LIABLE FOR DAMAGE TO ANY PROPERTY OF TENANT OR OF OTHERS LOCATED ON THE DEMISED PREMISES, NOR FOR THE LOSS OF OR DAMAGE TO ANY PROPERTY OF TENANT OR OF OTHERS BY THEFT OR OTHERWISE.  ALSO, EXCEPT AS PROVIDED IN SECTION 18, WITHOUT LIMITING THE FOREGOING, LANDLORD SHALL NOT BE LIABLE FOR ANY INJURY OR DAMAGE TO PERSONS OR PROPERTY RESULTING FROM FIRE, EXPLOSION, ANY INJURY OR DAMAGE TO PERSONS OR PROPERTY RESULTING FROM FIRE, EXPLOSION, FALLING PLASTER, STEAM, GAS, ELECTRICITY, WATER, RAIN OR SNOW OR LEAKS FROM ANY PART OF THE DEMISED PREMISES OR FROM THE PIPES, APPLIANCES, OR PLUMBING WORKS OR FROM THE ROOF, STREET OR SUBSURFACE OR FROM ANY OTHER PLACE OR BY DAMPNESS OR BY ANY SUCH DAMAGE CAUSED BY OTHER TENANTS OR PERSONS IN THE DEMISED PREMISES, OCCUPANTS OF ADJACENT PROPERTY, OF THE BUILDINGS, OR THE PUBLIC OR CAUSED BY OPERATIONS IN CONSTRUCTION OF ANY PRIVATE, PUBLIC OR QUASI-PUBLIC WORK.  ALL PROPERTY OF TENANT KEPT OR STORED ON THE DEMISED PREMISES SHALL BE SO KEPT OR STORED AT THE RISK OF TENANT ONLY.

SUBORDINATION

ARTICLE XX.Section 20.1    THIS LEASE SHALL BE SUBORDINATED TO ANY MORTGAGES THAT MAY NOW EXIST OR THAT MAY HEREAFTER BE PLACED UPON THE DEMISED PREMISES AND TO ANY AND ALL ADVANCES MADE THEREUNDER, AND TO ALL INTEREST AND OTHER CHARGES RELATING TO THE INDEBTEDNESS EVIDENCED BY SUCH MORTGAGES, AND TO ALL RENEWALS, REPLACEMENTS, AND EXTENSIONS THEREOF.  IN THE EVENT OF EXECUTION BY LANDLORD AFTER THE DATE OF THIS LEASE OF ANY SUCH MORTGAGE, RENEWAL, REPLACEMENT OR EXTENSION, TENANT AGREES TO EXECUTE A SUBORDINATION AGREEMENT AND/OR ANY OTHER DOCUMENTS RELATING TO THIS

Section 20 with the holder thereof, which agreement shall provide among other things, that:

Section	20.2 Such holder shall not disturb the possession and other rights of Tenant under this Lease so long as Tenant is not in default hereunder,

Section
20.3         In the event of acquisition of title to the Demised Premises by such holder, such holder shall accept the Tenant as Tenant of the Demised Premises under the terms and conditions of this Lease and shall perform all the obligations of Landlord hereunder, and

Section	20.4 The Tenant shall recognize such holder as Landlord hereunder.

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20.5         Tenant shall, upon receipt of a request from Landlord therefor, execute and deliver to Landlord or to any proposed holder of a mortgage or trust deed or to any proposed purchaser of the Demised Premises, a certificate, in recordable form, certifying that this Lease is in full force and effect, and that there are no offsets against rent nor defenses to Tenant’s performance under this Lease, or setting forth any such offsets or defenses claimed by Tenant as the case may be.  Tenant shall execute and deliver any such subordination agreement or other such documents within ten (10) days of written request therefore.  The failure of Tenant to do so within such time frame shall constitute an immediate default hereunder without the need for Landlord to provide any notice and/or opportunity to cure as set forth in Section 17.a. hereof.  Tenant hereby irrevocably appoints Landlord its attorney in fact to execute any such subordination agreement or other such document in the name of Tenant upon the failure of Tenant to perform its obligations under this Section 20 as required hereunder.

ASSIGNMENT OR SUBLETTING

ARTICLE XXI.TENANT AGREES TO USE AND OCCUPY THE DEMISED PREMISES THROUGHOUT THE ENTIRE TERM HEREOF FOR THE PURPOSE OR PURPOSES HEREIN SPECIFIED AND FOR NO OTHER PURPOSES, IN THE MANNER AND TO SUBSTANTIALLY THE EXTENT NOW INTENDED, AND NOT TO TRANSFER OR ASSIGN THIS LEASE OR SUBLET SAID DEMISED PREMISES, OR ANY PART THEREOF, WHETHER BY VOLUNTARY ACT, OPERATION OF LAW, OR OTHERWISE, WITHOUT OBTAINING THE PRIOR WRITTEN CONSENT OF LANDLORD IN EACH INSTANCE, SUCH CONSENT NOT TO BE UNREASONABLY WITHHELD OR DELAYED.  TENANT SHALL SEEK SUCH CONSENT OF LANDLORD BY A WRITTEN REQUEST THEREFOR, SETTING FORTH SUCH INFORMATION AS LANDLORD MAY DEEM NECESSARY.  CONSENT BY LANDLORD TO ANY ASSIGNMENT OF THIS LEASE OR TO ANY SUBLETTING OF THE DEMISED PREMISES SHALL BE AT LANDLORD’S SOLE DISCRETION AND SHALL NOT BE A WAIVER OF LANDLORD’S RIGHTS UNDER THIS ARTICLE AS TO ANY SUBSEQUENT ASSIGNMENT OR SUBLETTING.  LANDLORD’S RIGHTS TO ASSIGN THIS LEASE ARE AND SHALL REMAIN UNQUALIFIED.  EXCEPT AS SET FORTH BELOW, NO SUCH ASSIGNMENT OR SUBLEASING SHALL RELIEVE THE TENANT FROM ANY OF TENANT’S OBLIGATIONS IN THIS LEASE CONTAINED, NOR SHALL ANY ASSIGNMENT OR SUBLEASE OR OTHER TRANSFER OF THIS LEASE BE EFFECTIVE UNLESS THE ASSIGNEE, SUBTENANT OR TRANSFEREE SHALL AT THE TIME OF SUCH ASSIGNMENT, SUBLEASE OR TRANSFER, ASSUME IN WRITING FOR THE BENEFIT OF LANDLORD, ITS SUCCESSORS AND ASSIGNS, ALL OF THE TERMS, COVENANTS AND CONDITIONS OF THIS LEASE THEREAFTER TO BE PERFORMED BY TENANT AND SHALL AGREE IN WRITING TO BE BOUND THEREBY.

Notwithstanding anything contained in this Lease to the contrary, Tenant may without the consent of Landlord, at any time, assign, sublet or otherwise transfer this Lease to any parent, subsidiary or affiliate corporation or entity or any corporation or entity resulting from the consolidation or merger of Tenant into or with any other entity, or to any person, firm, entity or corporation acquiring substantially all of Tenant’s assets.  (Landlord’s consent shall not be required for any merger or consolidation that does not involve an assignment or sublet).  As used herein, the expression “affiliate corporation or entity” means a person or business entity, corporate or otherwise, that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with Tenant.  The word “control” means the right and power, direct or indirect, to direct or cause the direction of the management and policies of a person or business entity, corporate or otherwise, through the ownership of voting securities, by contract or otherwise

Notwithstanding the foregoing, to the extent Tenant assigns the Lease to a entity or person that is not an affiliate of Tenant, and Landlord consents to such assignment, Tenant shall be released from Tenant’s obligations under this Lease effective as of the assignment consented to by Landlord, provided the assignee has a net worth or credit position equal to or better than Tenant.

ATTORNMENT

ARTICLE XXII.IN THE EVENT OF A SALE OR ASSIGNMENT OF LANDLORD’S INTEREST IN THE DEMISED PREMISES OR IN THE BUILDING IN WHICH THE DEMISED PREMISES ARE LOCATED, OR THIS LEASE, OR IF THE DEMISED PREMISES COME INTO CUSTODY OR POSSESSION OF A MORTGAGEE OR ANY OTHER PARTY WHETHER BECAUSE OF A MORTGAGE FORECLOSURE, OR OTHERWISE, TENANT SHALL ATTORN TO SUCH ASSIGNEE OR OTHER PARTY AND RECOGNIZE SUCH PARTY AS LANDLORD HEREUNDER; PROVIDED, HOWEVER, TENANT’S PEACEABLE POSSESSION WILL NOT BE DISTURBED SO LONG AS TENANT FAITHFULLY PERFORMS ITS OBLIGATIONS UNDER THIS LEASE.  TENANT SHALL EXECUTE, ON DEMAND, ANY ATTORNMENT AGREEMENT REQUIRED BY ANY SUCH PARTY TO BE EXECUTED, CONTAINING SUCH PROVISIONS AS SUCH PARTY MAY REQUIRE.

NOVATION IN THE EVENT OF SALE

ARTICLE XXIII.Section 23.1   IN THE EVENT OF THE SALE OF THE BUILDING, LANDLORD SHALL BE AND HEREBY IS RELIEVED OF ALL OF THE COVENANTS AND OBLIGATIONS CREATED HEREBY ACCRUING FROM AND AFTER THE DATE OF SALE, AND SUCH SALE SHALL RESULT AUTOMATICALLY IN THE PURCHASER ASSUMING AND AGREEING TO CARRY OUT ALL THE COVENANTS AND OBLIGATIONS OF LANDLORD HEREIN..

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23.2        The Tenant agrees at any time and from time to time upon not less than ten (10) days prior written request by the Landlord to execute, acknowledge and deliver to the Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (as modified and stating the modifications, if any) and the dates to which the base rent and other charges have been paid in advance, if any, it being intended that any such statement delivered pursuant to this paragraph may be relied upon by any prospective purchaser of the fee or mortgagee or assignee of any mortgage upon the fee of the Demised Premises.

SUCCESSORS AND ASSIGNS

ARTICLE XXIV.THE TERMS, COVENANTS, AND CONDITIONS HEREOF SHALL BE BINDING UPON AND INURE TO THE SUCCESSORS AND PERMITTED ASSIGNS OF THE PARTIES HERETO.

REMOVAL OF FIXTURES

ARTICLE XXV.NOTWITHSTANDING ANYTHING CONTAINED IN ARTICLE 8, 29 OR ELSEWHERE IN THIS LEASE, IF LANDLORD REQUESTS THEN TENANT WILL PROMPTLY REMOVE AT THE SOLE COST AND EXPENSE OF TENANT ALL TRADE FIXTURES, EQUIPMENT AND FURNITURE OF TENANT, AT THE TIME TENANT VACATES THE DEMISED PREMISES.,

QUIET ENJOYMENT

ARTICLE XXVI.LANDLORD WARRANTS THAT IT HAS FULL RIGHT TO EXECUTE AND TO PERFORM THIS LEASE AND TO GRANT THE ESTATE DEMISED, AND THAT TENANT, UPON PAYMENT OF THE RENTS AND OTHER AMOUNTS DUE AND THE PERFORMANCE OF ALL THE TERMS, CONDITIONS, COVENANTS AND AGREEMENTS ON TENANT’S PART TO BE OBSERVED AND PERFORMED UNDER THIS LEASE, MAY PEACEABLY, AND QUIETLY ENJOY THE DEMISED PREMISES FOR THE BUSINESS USES PERMITTED HEREUNDER, SUBJECT, NEVERTHELESS, TO THE TERMS AND CONDITIONS OF THIS LEASE.

RECORDING

ARTICLE XXVII.TENANT SHALL NOT RECORD THIS LEASE OR ANY MEMORANDUM HEREOF WITHOUT THE WRITTEN CONSENT OF LANDLORD.  HOWEVER, UPON THE REQUEST OF EITHER PARTY HERETO, THE OTHER PARTY SHALL JOIN IN THE EXECUTION OF A MEMORANDUM LEASE FOR THE PURPOSES OF RECORDATION.  SAID MEMORANDUM LEASE SHALL DESCRIBE THE PARTIES, THE DEMISED PREMISES, AND THE TERM OF THE LEASE AND SHALL INCORPORATE THIS LEASE BY REFERENCE, BUT SHALL NOT SET FORTH THE AMOUNT OF THE BASE RENT, ADDITIONAL RENT OR OTHER AMOUNTS DUE HEREUNDER.  THIS ARTICLE 27 SHALL NOT BE CONSTRUED TO LIMIT LANDLORD’S RIGHT TO FILE THIS LEASE UNDER ARTICLE 22 OF THIS LEASE.

OVERDUE PAYMENTS

ARTICLE XXVIII.ALL MONIES DUE UNDER THIS LEASE FROM TENANT TO LANDLORD SHALL BE DUE ON DEMAND, UNLESS OTHERWISE SPECIFIED AND IF NOT PAID WHEN DUE, SHALL RESULT IN THE IMPOSITION OF A SERVICE CHARGE FOR SUCH LATE PAYMENT IN THE AMOUNT OF TWO PERCENT (2%) OF THE AMOUNT DUE.

SURRENDER

ARTICLE XXIX.ON THE EXPIRATION DATE OR UPON THE TERMINATION HEREOF ON A DAY OTHER THAN THE EXPIRATION DATE, TENANT SHALL PEACEABLY SURRENDER THE DEMISED PREMISES BROOM-CLEAN IN GOOD ORDER, CONDITION AND REPAIR, REASONABLE WEAR AND TEAR AND DAMAGE DUE TO CASUALTY EXCEPTED.  ON OR BEFORE THE EXPIRATION DATE OR UPON

termination of this Lease on a day other than the Expiration Date, Tenant shall, at its expense, remove all trade fixtures, personal property, equipment and signs, together with any fixtures, alterations or improvements Tenant desires to remove, from the Demised Premises and any property not removed shall be deemed to have been abandoned.  Any damage caused in the removal of such items shall be repaired by Tenant and at its expense.  All alterations, additions, improvements and fixtures (other than trade fixtures) which shall have been made or installed by Landlord or Tenant upon the Demised Premises and all floor covering so installed, at Tenant’s option, shall remain upon and be surrendered with the Demised Premises as a part thereof, without disturbance, molestation or injury, and without charge, at the expiration of termination of this Lease, except any such items identified under Section 25 hereof.  If the Demised Premises are not surrendered on the Expiration Date or the date of termination, Tenant shall indemnify Landlord against loss or liability arising out of or relating to any claims resulting from such failure, including without limitation, any claims made by any succeeding Tenant founded on such delay.  Tenant shall promptly surrender all keys for the Demised Premises to Landlord at the place then fixed for payment of rent and shall inform Landlord of combinations of any locks and safes on the Demised Premises.

HOLDING OVER

ARTICLE XXX.IN THE EVENT OF A HOLDING OVER BY TENANT AFTER EXPIRATION OR TERMINATION OF THIS LEASE WITHOUT THE CONSENT IN WRITING OF LANDLORD, TENANT SHALL BE DEEMED A TENANT AT SUFFERANCE AND SHALL PAY RENT FOR SUCH OCCUPANCY AT THE RATE OF ONE AND ONE-HALF THE LAST-CURRENT AGGREGATE BASE RENT AND ADDITIONAL RENT, PRORATED FOR THE ENTIRE HOLDOVER PERIOD, PLUS ALL ATTORNEY’S FEES AND EXPENSES INCURRED BY LANDLORD IN ENFORCING ITS RIGHTS HEREUNDER, PLUS ANY OTHER DAMAGES OCCASIONED BY SUCH HOLDING OVER.

INTENTIONALLY DELETED

ARTICLE XXXI.INTENTIONALLY DELETED.

CONSENTS BY LANDLORD

ARTICLE XXXII.WHENEVER PROVISION IS MADE UNDER THIS LEASE FOR TENANT SECURING THE CONSENT OR APPROVAL BY LANDLORD, SUCH CONSENT OR APPROVAL SHALL ONLY BE VALID IF IT IS MADE IN WRITING.

NOTICES

ARTICLE XXXIII.ANY NOTICE REQUIRED OR PERMITTED UNDER THIS LEASE SHALL BE DEEMED SUFFICIENTLY GIVEN OR SECURED IF SENT BY REGISTERED OR CERTIFIED RETURN RECEIPT MAIL TO TENANT AT 800 W. 47TH STREET, #421, KANSAS CITY, MO 64112 AND TO LANDLORD AT THE ADDRESS THEN FIXED FOR THE PAYMENT OF RENT AS PROVIDED IN ARTICLE 4 OF THIS LEASE, AND EITHER PARTY MAY BY LIKE WRITTEN NOTICE AT ANY TIME DESIGNATE A DIFFERENT ADDRESS TO WHICH NOTICES SHALL SUBSEQUENTLY BE SENT.

RULES AND REGULATIONS

ARTICLE XXXIV.TENANT SHALL OBSERVE AND COMPLY WITH SUCH RULES AND REGULATIONS AS LANDLORD MAY FROM TIME TO TIME PRESCRIBE, ON WRITTEN NOTICE TO TENANT, FOR THE SAFETY, CARE, CLEANLINESS AND OPERATION OF THE BUILDING PROVIDED SUCH RULES AND REGULATIONS ARE UNIFORMLY AND NON-DISCRIMINATORILY APPLIED.

INTENT OF PARTIES

ARTICLE XXXV.EXCEPT AS OTHERWISE PROVIDED HEREIN, THE TENANT COVENANTS AND AGREES THAT IF IT SHALL AT ANY TIME FAIL TO PAY ANY COST OR EXPENSE REQUIRED TO BE PAID BY TENANT HEREUNDER, OR FAIL TO TAKE OUT, PAY FOR, MAINTAIN OR DELIVER ANY OF THE INSURANCE POLICIES ABOVE REQUIRED, OR FAIL TO MAKE ANY OTHER PAYMENT OR PERFORM ANY OTHER ACT ON ITS PART TO BE MADE OR PERFORMED AS IN THIS LEASE PROVIDED, THEN THE LANDLORD MAY, BUT SHALL NOT BE OBLIGATED SO TO DO, AND WITHOUT NOTICE TO OR DEMAND UPON THE TENANT AND WITHOUT WAIVING OR RELEASING THE TENANT FROM ANY OBLIGATIONS OF THE TENANT IN THIS LEASE CONTAINED, PAY ANY SUCH COST OR EXPENSE, EFFECT ANY SUCH INSURANCE COVERAGE AND PAY PREMIUMS THEREFOR, AND MAY MAKE ANY OTHER PAYMENT OR PERFORM ANY OTHER ACT ON THE PART OF THE TENANT TO BE MADE AND PERFORMED AS IN THIS LEASE PROVIDED, IN SUCH MANNER AND TO SUCH EXTENT AS THE LANDLORD MAY DEEM DESIRABLE, AND IN EXERCISING ANY SUCH RIGHT, TO ALSO PAY ALL NECESSARY AND INCIDENTAL COSTS AND EXPENSES, EMPLOY COUNSEL AND INCUR AND PAY REASONABLE ATTORNEYS’ FEES.  ALL SUMS SO PAID BY LANDLORD AND ALL NECESSARY AND INCIDENTAL COSTS AND EXPENSES IN CONNECTION WITH THE PERFORMANCE OF ANY SUCH ACT BY THE LANDLORD, TOGETHER WITH INTEREST THEREON AT THE RATE OF TEN PERCENT (10%) PER ANNUM FROM THE DATE OF MAKING OF SUCH EXPENDITURE, BY LANDLORD, SHALL BE DEEMED ADDITIONAL RENT HEREUNDER, AND SHALL BE PAYABLE TO LANDLORD ON DEMAND.  TENANT COVENANTS TO PAY ANY SUCH SUM OR SUMS WITH INTEREST AS AFORESAID AND THE LANDLORD SHALL HAVE THE SAME RIGHTS AND REMEDIES IN THE EVENT OF THE NONPAYMENT THEREOF BY TENANT AS IN THE CASE OF DEFAULT BY TENANT IN THE PAYMENT OF THE BASE RENT PAYABLE UNDER THIS LEASE.

LANDLORD DEFAULT

ARTICLE XXX VI.Section 36.1   ANY OF THE FOLLOWING OCCURRENCE, CONDITIONS OR ACTS BY LANDLORD SHALL CONSTITUTE A “LANDLORD DEFAULT”:  (A) LANDLORD’S FAILURE TO MAKE ANY PAYMENTS OF MONEY DUE TENANT HEREUNDER WITHIN TEN (10) DAYS AFTER THE RECEIPT OF WRITTEN NOTICE FROM TENANT THAT SAME IS OVERDUE; OR (B) LANDLORD’S FAILURE TO PERFORM ANY NONMONETARY OBLIGATION OF LANDLORD HEREUNDER WITHIN THIRTY (30) DAYS AFTER RECEIPT OF WRITTEN NOTICE FROM TENANT TO LANDLORD SPECIFYING SUCH DEFAULT AND DEMANDING THAT THE SAME BE CURED; PROVIDED THAT, IF SUCH DEFAULT CANNOT WITH DUE DILIGENCE BE WHOLLY CURED WITHIN SUCH THIRTY (30) DAYS, LANDLORD SHALL HAVE SUCH LONGER PERIOD AS MAY BE REASONABLY NECESSARY TO CURE THE DEFAULT, SO LONG AS LANDLORD PROCEEDS PROMPTLY TO COMMENCE THE CURE OF SAME WITHIN SUCH THIRTY (30) DAY PERIOD AND DILIGENTLY PROSECUTES THE CURE TO COMPLETE.

Section
36.2         Upon the occurrence of a Landlord Default, at Tenant’s option, in addition to any other remedies which it may have, and without its actions being deemed a cure of Landlord’s default, Tenant may (i) pay or perform such obligations and offset Tenant’s reasonable and actual cost of performance, plus interest at the Default Rate, against the Base Rent unless, by written notice to Tenant, Landlord contests whether a Landlord Default has occurred or is continuing, in which case such right of offset shall only be effective if final, non-appealable judgment against Landlord shall have been entered by a court of competent jurisdiction; or (ii) sue for damages.

GENERAL

ARTICLE XXXVII.Section 37.1     THE LEASE DOES NOT CREATE THE RELATIONSHIP OF PRINCIPAL AGENT OR OF PARTNERSHIP OR OF JOINT VENTURE OR OF ANY ASSOCIATION BETWEEN LANDLORD AND TENANT, THE SOLE RELATIONSHIP BETWEEN THE PARTIES HERETO BEING THAT OF LANDLORD AND TENANT.

Section
37.2         No waiver of any default of Tenant hereunder shall be implied from any omission by Landlord to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated.  One or more waivers by Landlord shall not then be construed as a waiver of a subsequent breach of the same covenant, term or condition.  The consent to or approval by Landlord of any act by Tenant requiring Landlord’s consent or approval shall not waive or render unnecessary Landlord’s consent to or approval of any subsequent similar act by Tenant shall be construed to be both a covenant and a condition.  No action required or permitted to be taken by or on behalf of Landlord under the terms or provisions of this Lease shall be deemed to constitute an eviction or disturbance of Tenant’s possession of the Demised Premises.  All preliminary negotiations are merged into and incorporated in this Lease.  The laws of the State of Kansas shall govern the validity, performance and enforcement of this Lease.

Section
37.3        This Lease and the exhibits, if any, attached hereto and forming a part hereof, constitute the entire agreement between Landlord and Tenant affecting the Demised Premises and there are no other agreements, subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and executed in the same form and manner in which this Lease is executed.

Section
37.4         If any agreement, covenant or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such agreement, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each agreement, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law..

Section
37.5         The submission of this Lease for examination does not constitute a reservation of or option for the Demised Premises and this Agreement of Lease shall become effective as a Lease only upon execution and delivery thereof by Landlord and Tenant.

HAZARDOUS MATERIAL

ARTICLE XXXVIII.Section 38.1    THE DEMISED PREMISES HEREBY LEASED SHALL BE USED BY AND/OR AT THE SUFFERANCE OF TENANT ONLY FOR THE PURPOSE SET FORTH IN ARTICLE 11 ABOVE AND FOR NO OTHER PURPOSES.  TENANT SHALL NOT USE OR PERMIT THE USE OF THE DEMISED PREMISES IN ANY MANNER THAT WILL TEND TO CREATE WASTE OR A NUISANCE, OR WILL TEND TO UNREASONABLY DISTURB OTHER TENANTS IN THE BUILDING OR THE DEMISED PREMISES.  TENANT, ITS EMPLOYEES AND ALL PERSON VISITING OR DOING BUSINESS WITH TENANT IN THE DEMISED PREMISES SHALL BE BOUND BY AND SHALL OBSERVE THE REASONABLE RULES AND REGULATIONS MADE BY LANDLORD RELATING TO THE DEMISED PREMISES, THE BUILDING OR THE DEMISED PREMISES OF WHICH NOTICE IN WRITING SHALL BE GIVEN TO THE TENANT, AND ALL SUCH RULES AND REGULATIONS SHALL BE DEEMED TO BE INCORPORATED INTO AND FORM A PART OF THIS LEASE.

Section
38.2        Tenant covenants through the Lease Term, at Tenants sole cost and expense, promptly to comply with all laws and ordinances and the orders, rules and regulations and requirements of all federal, state and municipal governments and appropriate departments, commission, boards, and officers thereof, and the orders, rules and regulations of the Board of Fire Underwriters where the Demised Premises are situated, or any other body now or hereafter as well as extraordinary, and whether or not the same require structural repairs or alterations, which may be applicable to the Demised Premises, or the use or manner of use of the Demised Premises.  Tenant will likewise observe and comply with the requirements of all policies of public liability, fire and all other policies of insurance at any time in force with respect to the building and improvements on the Demised Premises and the equipment thereof provided the Demised Premises are delivered to Tenant in compliance with Environmental Laws.

Section
38.3        In the event any Hazardous Material (hereinafter defined) is brought or caused to be brought into or onto the Demised Premises, the Building, or the Demised Premises by Tenant, its agents, employees, contractors, or invitees, Tenant shall handle any such material in compliance with all applicable federal, state and/or local regulations.  For purposes of this Article, “Hazardous Material” means and includes any hazardous, toxic or dangerous waste, substance or material defined as such in (or for purposes of) the Comprehensive Environmental Response, Compensation, and Liability Act, any so-called “Superfund” or “Superlien” law, or any federal, state or local statute, law, ordinance, code, rule, regulation, order decree regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or materials, as now or at any time hereafter in effect (collectively, “Environmental Laws”).  Tenant shall submit to Landlord on an annual basis copies of its approved hazardous materials communication plan, OSHA monitoring plan, and permits required by the Resource, Recovery and Conservation Act of 1976, if Tenant is required to prepare, file or obtain any such plans or permits.  Tenant will indemnify and hold harmless Landlord from any losses, liabilities, damages, costs or expenses (including reasonable attorney’s fees) which Landlord may suffer or incur as a result of Tenant’s breach of this Section 37 or its introduction into or onto the Demised Premises, Building or Demised Premises of any Hazardous Material.  This Article shall survive the expiration or sooner termination of this Lease.

Section
38.4        Landlord represents and warrants to Tenant that, except as otherwise disclosed in any environmental assessment or report delivered by Landlord to Tenant, there are no Hazardous Materials located within the Demised Premises or otherwise on or about the Property which require removal or remediation under applicable Environmental Laws.  Landlord agrees to indemnify and hold Tenant harmless from and against any and all claims or damages resulting from any violation or falsity of the representation set forth above or as a result of any leak, spill, discharge, emission or other release of Hazardous Materials on or about the Property caused by Landlord, its agents or employees from and after the date hereof.

FORCE MAJEURE

ARTICLEXXXIX.EITHER PARTY’S FAILURE TO PERFORM THE TERMS AND CONDITIONS OF THIS LEASE, IN WHOLE OR IN PART, OTHER THAN ANY TERM REQUIRING THE PAYMENT OF MONEY, SHALL NOT BE DEEMED A BREACH OR A DEFAULT HEREUNDER OR GIVE RISE TO ANY LIABILITY OF SUCH PARTY TO THE OTHER IF SUCH FAILURE IS ATTRIBUTABLE TO ANY UNFORESEEABLE EVENT BEYOND SUCH PARTY’S REASONABLE CONTROL AND NOT CAUSED BY THE NEGLIGENT ACTS OR OMISSIONS OR THE WILLFUL MISCONDUCT OF SUCH PARTY, INCLUDING, WITHOUT LIMITATION, FLOOD, DROUGHT, EARTHQUAKE, STORM, PESTILENCE, LIGHTNING, AND OTHER NATURAL CATASTROPHES AND ACTS OF GOD; EPIDEMIC, WAR, RIOT, CIVIC DISTURBANCE OR DISOBEDIENCE, AND ACT OF THE PUBLIC ENEMY; FIRE, ACCIDENT, WRECK, WASHOUT, AND EXPLOSION; STRIKE, LOCKOUT, LABOR DISPUTE, AND FAILURE, THREAT OF FAILURE, OR SABOTAGE OF SUCH PARTY’S FACILITIES; DELAY IN TRANSPORTATION OR CAR SHORTAGES, OR INABILITY TO OBTAIN NECESSARY LABOR, MATERIALS, COMPONENTS, EQUIPMENT, SERVICES, ENERGY, OR UTILITIES THROUGH SUCH PARTY’S USUAL AND REGULAR SOURCES AT USUAL AND REGULAR PRICES; AND ANY LAW, REGULATION, ORDER OR INJUNCTION OF A COURT OR GOVERNMENTAL AUTHORITY, WHETHER VALID OR INVALID AND INCLUDING, WITHOUT LIMITATION, EMBARGOES, PRIORITIES, REQUISITIONS, AND ALLOCATIONS OR RESTRICTIONS OF FACILITIES, EQUIPMENT OR OPERATIONS.  IN THE EVENT OF THE OCCURRENCE OF SUCH A FORCE MAJEURE EVENT, THE PARTY UNABLE TO PERFORM PROMPTLY SHALL NOTIFY THE OTHER PARTY

TENANT IMPROVEMENTS

ARTICLE XL.ALL IMPROVEMENTS TO THE DEMISED PREMISES PROPOSED TO BE CONSTRUCTED BY EITHER LANDLORD OR TENANT PRIOR TO THE COMMENCEMENT DATE SHALL BE CONSTRUCTED IN ACCORDANCE WITH THE TERMS AND PROVISIONS SET FORTH ON THE PLANS AND SPECIFICATIONS ATTACHED HERETO AND INCORPORATED HEREIN AS EXHIBIT C.  IT IS THE INTENT OF THE PARTIES THAT LANDLORD SHALL DELIVER THE DEMISED PREMISES TO TENANT IN A TURN-KEY CONDITION PURSUANT TO THE PLANS AND SPECIFICATIONS.  LANDLORD ACKNOWLEDGES THAT THE BUILD OUT OF THE TENANT IMPROVEMENTS ACCORDING TO THE PLANS AND SPECIFICATIONS IS NOT EXPECTED TO EXCEED $500,000.00.  IF THE BUILD OUT OF THE TENANT IMPROVEMENTS ACCORDING TO THE PLANS AND SPECIFICATIONS EXCEEDS $500,000.00, THEN LANDLORD SHALL BEAR THE COST INCREASE ABOVE $500,000.00.  IF TENANT REQUESTS A CHANGE TO THE PLANS AND SPECIFICATIONS THAT INCREASES THE COST OF THE TENANT IMPROVEMENTS AND IS APPROVED BY LANDLORD (SUCH APPROVAL NOT TO BE UNREASONABLY WITHHELD), THEN TENANT SHALL BEAR THE COST OF THE INCREASE TO THE EXTENT THE COST OF THE TENANT IMPROVEMENTS EXCEEDS $500,000.00.  ANY ADDITIONAL AMOUNTS TO BE PAID BY TENANT SHALL BE PAID BY TENANT ON THE COMMENCEMENT DATE.

CAPTIONS

ARTICLE XLI.THE CAPTIONS ARE INSERTED ONLY AS A MATTER OF CONVENIENCE AND FOR REFERENCE, AND IN NO WAY DEFINE, LIMIT OR DESCRIBE THE SCOPE OF THIS LEASE NOR THE INTENT OR ANY PROVISION THEREOF.

ATTACHMENTS

ARTICLE XLII.SEE EXHIBITS A THROUGH E, INCLUSIVE, WHICH EXHIBITS ARE ATTACHED HERETO AND MADE A PART HEREOF.

EXHIBIT	DESCRIPTION
Exhibit A	Legal Description
Exhibit B	Demised Premises
Exhibit C	Improvements
Exhibit D	Building Rules and Regulations
Exhibit E	Sign Criteria

SUBMISSION

ARTICLE XLIII.SUBMISSION OF THIS INSTRUMENT TO TENANT OR PROPOSED TENANT OR ITS AGENTS OR ATTORNEYS FOR EXAMINATION, REVIEW, CONSIDERATION OR SIGNATURE DOES NOT CONSTITUTE OR IMPLY AN OFFER TO LEASE, RESERVATION OF SPACE, OR OPTION TO LEASE, AND THIS INSTRUMENT SHALL HAVE NO BINDING LEGAL EFFECT UNTIL EXECUTION HEREOF BY BOTH LANDLORD/OWNER AND TENANT OR ITS AGENTS.

COMMISSIONS

ARTICLE XLIV.IT IS AGREED AND UNDERSTOOD THAT GRUBB & ELLIS / THE WINBURY GROUP, AGENT OR BROKER WITH WELSH LENEXA II, LLC IS REPRESENTING WELSH LENEXA LLC, LANDLORD, AND PAT MCGANNON WITH J.P. FOGEL, IS REPRESENTING CABLE-TECH INDUSTRIES, L.L.C., TENANT.  TENANT INDEMNIFIES LANDLORD FOR ANY CLAIM MADE BY OR COMMISSION PAYABLE TO ANY OTHER BROKER OR AGENT IN CONNECTION WITH TENANT’S LEASING THE DEMISED PREMISES.

RIGHT OF FIRST REFUSAL

ARTICLE XLV.LANDLORD GRANTS TO TENANT A RIGHT OF FIRST REFUSAL TO LEASE ALL OR A PART OF THE AVAILABLE SPACE IN THE BUILDING.  THROUGHOUT THE TERM OF THIS LEASE, UPON RECEIPT OF A WRITTEN LETTER OF INTENT REFLECTING A BONA-FIDE OFFER TO LEASE SPACE IN THE BUILDING WITH INFORMATION IDENTIFYING THE PROPOSED TENANT (“OFFER”), LANDLORD SHALL OFFER THE SPACE SUBJECT TO THE OFFER TO TENANT UPON THE SAME TERMS AND CONDITIONS CONTAINED IN THE OFFER.  TENANT SHALL HAVE FIVE (5) BUSINESS DAYS WITHIN WHICH TO ACCEPT OR REJECT THE OFFER.  THIS RIGHT OF FIRST REFUSAL SHALL BE ONGOING WHEREBY A FAILURE TO EXERCISE THE RIGHT TO ACCEPT AN OFFER AT ONE OPPORTUNITY DOES NOT TERMINATE THIS RIGHT OF FIRST REFUSAL FOR ANY OTHER OFFER.

LEASE TERMINATION

ARTICLE XLVI.PROVIDED TENANT IS IN COMPLETE POSSESSION OF DEMISED PREMISES AND NOT IN DEFAULT, TENANT SHALL HAVE THE RIGHT TO CANCEL THIS LEASE EFFECTIVE ON THE SIXTY - SIX MONTH ANNIVERSARY OF THE COMMENCEMENT DATE.  IN ORDER TO TERMINATE THE LEASE, TENANT WILL PROVIDE SIX (6) MONTH ADVANCE WRITTEN NOTICE BY CERTIFIED MAIL TO LANDLORD AND MAKE A CASH PAYMENT IN THE AMOUNT OF TWO HUNDRED TWENTY- FIVE THOUSAND AND NO/100 DOLLARS ($225,000.00) ON THE EFFECTIVE DATE OF THE TERMINATION.

OPTION TO RENEW

ARTICLE XLVII.LANDLORD GRANTS TO TENANT THE RIGHT TO EXTEND THE TERM OF THIS LEASE AN ADDITIONAL TERM OF FIVE (5) YEARS ON THE SAME TERMS AND CONDITIONS CONTAINED IN THIS LEASE, EXCEPT THAT RENT SHALL BE AT THEN EXISTING MARKET RATES OF COMPARABLE BUILDINGS IN THE AREA (“OPTION”).  TENANT MUST EXERCISE THE OPTION BY PROVIDING WRITTEN NOTICE TO LANDLORD AT LEAST SIX (6) MONTHS PRIOR TO THE EXPIRATION DATE.

IN WITNESS WHEREOF, the Landlord and the Tenant have caused these presents to be executed in form and manner sufficient to bind them at law, as of the day and year first above written.

TENANT:		LANDLORD:

Cable-Tech Industries, L L.C.		Welsh Lenexa II, LLC

By:	/s/ Henry H. Newell	By:	/s/ Vice President

Its:	Member	Its:	Vice President

Exhibit A

LEGAL DESCRIPTION

Lot 4, College Crossover West — Second Plat, a subdivision in the City of Lenexa, Johnson County, Kansas according to the recorded plat thereof.  Together with a non-exclusive common driveway as established by the Agreement recorded under File No. 1974637 in Volume 3238, Page 712, re-recorded under File No. 1986960 in Volume 3267, Page 82.

1

Exhibit B DEMISED PREMISES

INTERSTATE 35
BUILDING 'A'
76,249 SQ.FT.
BUILDING 'B'
76,249 SQ.FT.

1 SITE PLAN

2 VICINITY PLAN

SYNOPSIS

GOVERNING MUNICIPALITY: LENEXA, KANSAS
GOVERNING CODE: [illegible] BUILDING CODE
CONSTRUCTION TYPE: [illegible]
FIRE SUPPRESSION: YES
OCCUPANCY GROUP: [illegible]
TOTAL BUILDING AREA: [illegible] SQ. FT.
BUILDING A: [illegible] SQ. FT.
BUILDING B: [illegible] SQ. FT.
STORIES: ONE
ZONING: [illegible]
SITE AREA: [illegible] ACRES = [illegible] SQ. FT.
IMPERVIOUS AREA: PER CIVIL
(PAVING + BUILDING)
GREEN SPACE: PER CIVIL
FLOOR AREA RATIO: [illegible]
PARKING PROVIDED BUILDING A: [illegible] SPACES
PARKING PROVIDED BUILDING B: [illegible] SPACES
TOTAL PARKING PROVIDED: [illegible] SPACES
PARKING REQ'D: [illegible]
[illegible]
BUSINESS DESCRIPTION: MULTI-TENANT OFFICE/WAREHOUSE

DAVIDSON DESIGN GROUP, LLC

A NEW BUILDING FOR
COLLEGE CROSSING
COLLEGE BOULEVARD AND STRANG LINE ROAD
LENEXA, KANSAS

WELSH COMPANIES

A1.1

PRELIMINARY
A1.1 SITE

JDR 10-11-0

1

Exhibit B DEMISED PREMISES

NEW BUILDING "A"

1 FLOOR PLAN (BUILDING "A")

2 NORTH ELEVATION

4 EAST ELEVATION

3 WEST ELEVATION

5 SOUTH ELEVATION

DAVIDSON DESIGN GROUP, LLC

A NEW DEVELOPMENT FOR
COLLEGE CROSSING
COLLEGE BOULEVARD AND STRANG LINE ROAD
LENEXA, KANSAS

WELSH COMPANIES

A2.1A

LEASING

2

Exhibit B DEMISED PREMISES

LEGEND

3 KEY PLAN

CONSTRUCTION NOTES

GENERAL NOTES

PROJECT SYNOPSIS

Fern Boards
Long Harness Assembly
Soldering
Misc. Assembly
Short Sliver Area
Cab/Box Area
Wire Cutting
OLS Area
Big Wire Area

1 FLOOR PLAN

A TENANT FINISH FOR
CABLETECH
COLLEGE CROSSING BUILDING "A" 11084 STRANG LINE ROAD
LENEXA, KANSAS

A1.1

3

Exhibit C

IMPROVEMENTS

CONFERENCE
OFFICE
OPEN OFFICE
RECEPTION
CLOSET
CORRIDOR
COPY/FAX
SERVER
OFFICE
FINANCE
BREAK
JANITOR
WOMEN
MEN
PRODUCTION
30'-0"
22'-6"
22'-6"
12'-0"
19'-3"
31'-8"
26'-7"

4

Exhibit C

Cabletech
October 9, 2001

COST BREAKDOWN & SCOPE OF WORK

PERMITS	4,612.00
ARCHITECTURAL FEES	5,850.00
MASONRY	6,240.00
CHAIN LINK FENCE & GATES	3,075.00
CONCRETE FLATWORK	625.00
CONCRETE WALL SAWING	1,275.00
CLEAN UP	5,832.00
PARTITIONS	97,210.00
DOORS, FRAMES & HARDWARE	10,216.00
TOILET PARTITIONS & ACCESSORIES	4,165.00
GLASS & GLAZING	885.00
CASEWORK	17,245.00
:ACOUSTICAL CEILING W/R-11	11,227.00
FLOORING & BASE	15,898.00
PAINTING & VWC	13,650.00
FIRE SPRINKLER	7,323.00
PLUMBING	38,065.00
H.V.A.C. — 62 TONS	144,540.00
ROOF PATCH	8,200.00
ELECTRICAL — 400 amp	74,844,00
OVERHEAD & PROFIT	28,259.00
TOTAL	$499,236.00
ALTERNATES:

1. Construct one trash enclosure	ADD	$5,970.00
2. Furnish & install one edge of dock level	ADD	$1,160.00
3. Furnish & install one 5,000 lb. scissor life	ADD	$9,250.00
4. Delete 2 vanities/add one ½ Bradley	ADD	$1,325.00

NOTE:  HVAC includes integral screens.

EXCLUSIONS:
Fire Extinguishers, Window Treatments, TIP fees,
Telephone and related voice/data work, Signage,
Any additional work or fees required by any governing body having jurisdiction over this project.

1

Exhibit 10.39

2

Exhibit 10.39

Exhibit D

RULES AND REGULATIONS

1.
No Lessee shall do or permit anything to be done in said premises or bring or keep anything therein which will in any way increase the rate of fire insurance on said Building, or on property kept therein, or obstruct or interfere with the rights of other Lessees, or in any way injure or annoy them, or conflict with the laws relating to fire, or with any regulations of the fire department, or with any insurance policy upon said buildings or any part thereof, or conflict with any rules or ordinances of the local Board of Health or any governing bodies.

2.
No awning or other projection shall be attached to the outside walls of the Building.  No curtains, blinds, shades, or screens visible from the exterior of the Premises shall be attached to or hung in, or used in connection with any window or door of the Premises without the prior written consent of Lessor.  Such curtains, blinds, shades, screens or other fixtures must be of quality, type, design, and color attached in the manner approved in advance by Lessor.

3.
Lessee, its servants, employees, customers, invitees and guests shall not obstruct sidewalks, entrances, passages, corridors, vestibules, or halls, in and about the Building which are used in common with other tenants and their servants, employees, customers, guests and invitees, and which are not a part of the Demised Premises of Lessee.

4.
Lessee assumes full responsibility for protecting its space from theft, robbery, and pilferage; which includes keeping doors locked and other means of entry to the Demised Premises closed and secured after normal business hours.

5.
The water and wash closets, drinking fountains and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, coffee grounds, or other substances shall be thrown therein.  All damages resulting from any misuse of the fixtures shall be borne by the Lessee who; or who servants, employees, agents, visitors, or licensees; shall have caused the same.  No person shall waste water by interfering or tampering with the faucets or otherwise.

6.	Lessee shall keep Premises at a temperature sufficiently high to prevent freezing of water pipes and fixtures.

7.
The outside areas immediately adjoining the Demised Premises, including sidewalks, docks, dock, and loading and delivery areas, shall be kept clean by Lessee and Lessee shall not place or permit any obstructions, trash, or merchandise in such areas.

8.
The use of parking shall be subject to reasonable regulations as Lessor may promulgate from time to time uniformly to all Tenants.  Lessee agrees that it will not use more than its prescribed number of stalls or dock or loading or delivery areas at any one time, and will not use or permit the use by its employees of the parking area for the overnight storage of automobiles, or other vehicles or equipment except as provided in the Lease.  However, one truck or fully connected truck with trailer may be parked overnight at each dock.  There will not be any assigned exclusive parking spaces available to any Lessee of the building except with prior, written consent of the Lessor.  Lessee agrees that upon written notice from the Lessor, it will furnish to Lessor, within five (5) days from receipt of such notice, the state automobiles license numbers assigned to the automobiles of the Lessee and its employees.  Owners and Lessor shall not be liable for any vehicle of the Lessee or its employees that the Lessor shall have towed from the premises when illegally parked.  Owner and Lessor will not be liable for damage to vehicles in the parking areas or for theft of vehicles, personal property from vehicles or equipment from vehicles.

3

Exhibit 10.39

9.
Lessee will refer all contractors, contractors’ representatives, and installation technicians rendering any service on or to the Premises for Lessee to Lessor for Lessor’s approval and supervision before performance of any contractual service.  This provision shall apply to all work performed in the Building, including but not limited to the installation of telephone and telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Building.  Such approval, if given, shall in no way make Lessor or Owner a party to any contract between Lessee and any such contractor, and Lessor and Owner shall have no liability therefore.

10.	Employees of the Building will at all times keep a pass key, and agents of the Lessor shall at all times be allowed reasonable admittance to said Lessee Demised Premises.

11.
No additional external locks shall be placed upon any doors without written consent of the Lessor.  All keys to the Demised Premises shall be furnished by the Lessor in a reasonable number commensurate with the square footage leased.  Additional keys shall be furnished at Lessee’s cost.  Upon termination of this Lease, all keys shall be surrendered, and the Lessee shall then give the Lessor or his agents explanation of the combination of all locks upon any doors or vaults.

12.	Ninety (90) days prior to the expiration of the Lease, Lessor or its agents may show the Demised Premises and may place on the windows or doors thereof, or upon a bulletin board, a notice “For Rent.”

13.	No electric heaters are allowed on the Demised Premises without the prior written consent of Lessor.

14.
No sign, advertisement, or notice shall be inscribed, painted, or affixed on any part of the inside or outside of said Building.  Landlord will supply building standard signage for Tenant’s suite entrance, at Tenant’s cost.  Any additions, deletions, or changes to the door signage after the original signage is installed shall also be at Tenant’s cost.

15.
No person shall disturb the occupants of the Building by the use of any musical instruments, the making of unseemly noises, or any unreasonable noise.  No animals or pets of any kind will be allowed in the building.

16.	No portion of the Building shall be used for the purpose of lodging rooms for any immoral or unlawful purposes.

17.
All glass, locks and trimmings in or about the doors and windows and all electrical fixtures belonging to the Building shall be kept whole, and whenever broken by anyone shall be immediately replaced or repaired and put in order at Tenant’s cost under the direction and to the satisfaction of Landlord, and on removal shall be left whole and in good repair.

18.
Lessee and its servants, employees, agents and visitors and licensees shall observe faithfully and comply strictly with the foregoing rules and regulations and such other and further appropriate rules and regulations as Lessor or its agent may from time to time adopt Lessor shall give written notice of any additional rules and regulations.

19.
Lessor reserves the right at any time and from time to time as reasonably necessary to rescind, alter, or waive, in whole or in part, any of these Rules and Regulations when it is deemed necessary, desirable, or proper, in Lessor’s judgment, for its best interest or for the best interest of the Lessees of the Building.

4

Exhibit 10.39

Exhibit E

SIGN CRITERIA

LOGO & SIGNAGE SHALL BE APPLIED DIRECTLY TO CONCRETE WALL PANEL W/ ADHESIVE AS REQ'D
TENANT SIGN & LOGO SHALL BE LIMITED TO THE AREA SHOWN 60 SQ. FT. TOTAL (2'-4"x 5'-4") W/ 20 SQ. FT. LOGO W. 66" MAX. HT. LOCATED BETWEEN PANEL REVEALS ABOVE WINDOWS ON EITHER SIDE OF MAIN ENTRIES
12"h INDIVIDUAL NON-RAISED(1/2") BLACK ACRYLIC LETTERS ON BUILDING FACADE, LOCATION AS SHOWN-FONT PER TENANT (DEFAULT: HELVETICA)
TENANTS WITHOUT LOGOS MAY UTILIZE LETTERS WITH A MAX. HEIGHT OF 18"
AN "APPROVED" LOGO OF ACRYLIC OR ALUMINUM W/ TENANT COLOR(S) MAY BE UTILIZED IN AREA SHOWN (21 SQ. FT.)
NOTE: ALL SIGNAGE IS SUBJECT TO OWNER & ARCHITECT APPROVAL
TENANTS WITH INTEGRATED LOGO/SIGNS MAY UTILIZE A LOGO THAT OCCUPIES AN AREA EQUAL TO 60% OF THE SIGNAGE AREA (40± SQ. FT.) WITH A MAX. HEIGHT OF 46" (1/8 OF 51' FACADE HEIGHT) (BLACK ONLY)
ALL SIGNAGE OR ATTENTION-ATTRACTING DEVICES REQUIRE CITY APPROVED DESIGN & PERMIT SUBJECT TO THE REGULATIONS OF THE CITY OF LENEXA, KANSAS UNIFIED DEVELOPMENT CODE-ARTICLE E-SIGNS PRIOR TO ANY INSTALLATION
TOTAL FACADE SIGNAGE SHALL BE LIMITED TO 10% OF TOTAL FACADE 15,094 SQ. FT. (1,510 SQ. FT.)
UP TO 6) FACADE SIGNS PROPOSED @ 60 SQ FT EA = 360 SQ. FT. (2.4% OF FACADE)
ONE SIGN PER TENANT
R2'-0"
LOGO AREA
TENANT ABC SIGNAGE
5'-4"
4'-0"
8'-4"
12'-4"
COLLEGE CROSSING BUSINESS PARK-
FACADE SIGNAGE GUIDELINES
DR

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Exhibit 10.39

FIRST AMENDMENT TO LEASE

THIS Lease Amendment made and entered into the _____ day of June 2003, amends that certain Lease dated the 11th of October, 2001, by and between Welsh Lenexa II, LLC (“Landlord”) and Cable-Tech Industries, L.  L C., a Kansas limited liability (“Tenant”), for the property located at 11000-11068 Strang Line Road, Lenexa, Kansas 66219.

The Lease Agreement shall be modified as follows:

1.	Page 1, The second paragraph under DEFINITIONS shall be amended to read as follows:

“Buildings” — Those certain office/warehouse buildings containing approximately 154,070 square feet located upon the Property and commonly described as 11000 - 11068 Strang Line Road, Lenexa, Kansas 66215-2113 “

2.	Page 1, The third paragraph under DEFINITIONS shall be amended to read as follows:

“Demised Premises” - That certain portion of the Building located at 11064 Strang Line Road and designated as Bays 9 through 12, consisting of approximately 25,862 square feet (4,563 square feet of office and 21, 299 square feet of warehouse space) as measured from the outside walls of the Demised Premises to the center of the demising wall, as shown on the floor plan attached hereto as Exhibit B and made a part hereof.  The Demised Premises include the non-exclusive right of access to common areas, as hereinafter defined, and all licenses and easements appurtenant to the Demised Premises.”

3	Page 20, Paragraph 33 under NOTICES shall be amended to read as follows:

“Any notice required or permitted under this Lease shall be deemed sufficiently given or secured if sent by registered or certified return receipt mail to Tenant at 11064 Strang Line Road, Lenexa, Kansas 66215-2113 and to Landlord at the address then.  fixed for the payment of rent as provided in Article 4 of this Lease, and either party may by like written notice at any time designate a different address to which notices shall subsequently be sent “

3	Page 2, The first line in section 3 (a) shall be amended to read as follows:

“A sum equal to sixteen point seventy-nine percent (16.79%) (which represents the ratio of the Demised Premises to the area of the Building) of the Real Estate Taxes payable during the term of this Lease”

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Exhibit 10.39

4.	Page 3, The first line in section 3 (b) shall be amended to read as follows:

“Except as set forth below, a sum equal to sixteen point seventy-nine percent (16,79%) (which represents the ratio of the Demised Premises to the area of the building) of the annual aggregate Operating expenses incurred by Landlord in the operation, maintenance and repair of the Property.”

All of the terms and conditions of the original Lease Agreement shall remain in full force and effect, with the exception of the items noted herein

Both parties have executed this document in triplicate as noted below

Sincerely,

WELSH LENEXA II, LLC		CABLE-TECH INDUSTRIES,
L.L.C., a Kansas limited liability

By:	/s/ Vice President	By:	/s/ Henry H. Newell

Date:	July 17, 2003	Date:	July 16, 2003

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SECOND AMENDMENT TO LEASE

THIS Lease Amendment made and entered into the 15 of November, 2003, amends that certain Lease dated the 11th of Célèbre, 2001, and the First Amendment To Lease, dated July 17th, 2003, by and between Welsh Lenexa TI, LLC (“Landlord”) and Cable-Tech Industries, L.L.C., a Kansas limited liability (“Tenant”), for the property located at 11000-11068 Strang Line Road, Lenexa, Kansas 66210,

The Lease Agreement and the First Amendment To Lease shall be modified as follows:

1.
In addition to the “Demised Premises” as defined in the Lease, Landlord agrees to lease the adjacent two (2) Bays 7 & 8), containing 12,884 square feet on a temporary month to month basis beginning December 1, 2003.  Tenant shall pay to Landlord $4.00 per square foot, or 54,294.67 per month, as base rent to lease this space.  Tenant shall not be obligated to pay “Additional Rent” (Taxes, Insurance, and Common Area Maintenance charges) on this temporary space.

2.	This Second Amendment To Lease may be terminated at any time by either party providing 14 days advance written notice.

3.
Upon Landlord request, Tenant, at Tenant’s sole cost, shall close the ‘opening and repair all damage (to Landlord’s satisfaction) to the demising waft that separates the original “Demised Premises” and this temporary adjacent space.

All of the terms and conditions of the original Lease Agreement and the First Amendment To Lease shall remain in full force and effect, with the exception of the Items noted herein.

Both parties have executed this document in triplicate as noted below.

Sincerely,

WELSH LENEXA II, LLC		CABLE-TECH INDUSTRIES,
L.L.C., a Kansas limited liability

By:	/s/ Vice President	By:	/s/ Henry H. Newell

Date:	January 8, 2004	Date:	December 15, 2003

THIRD AMENDMENT TO LEASE

THE STATE OF KANSAS	)
	)	KNOW ALL PERSONS BY THESE PRESENTS:
COUNTY OF JOHNSON	)

THIS is the THIRD AMENDMENT TO LEASE (this “Third Amendment to Lease”) by COLLEGE CROSSING ASSOCIATES, LLC, Successor to Welsh Lenexa Ii, LLC (“Lessor”) and CT Systems, LLC , a Kansas Limited Liability Company (“Lessee’) for the property located at 11064 Strang Line Road, Lenexa, Kansas.

RECITALS:

CT Systems, L.L C , successor in interest to Cable Tech, entered into that certain Lease dated October 11, 2001, and amended by the First Amendment to Lease dated July 17, 2003, and amended by the Second Amendment to Lease dated November 16, 2003, pursuant to which Lessee leased from Lessor approximately 25,862 rentable square feet of floor area (the “Premises”) in those certain improvements located at 11064 Strang Line Road, Lenexa, Kansas and more particularly described in the Lease (the “Premises”)

Lessor and Lessee desire to execute this Third Amendment to Lease in order to (I) provide an extension of the lease term and (ii) to evidence their agreement to amend the Lease, all as more particularly set forth in this Third Amendment to Lease

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which Is hereby acknowledged, Lessor and Lessee agree as follows:

Article I

CERTAIN AMENDMENTS

Section 1 entitled “TERM”: The Term of this Lease is extended from July 1, 2009 thru June 30, 2010

Section 47, entitled “OPTION TO RENEW In the event that this Lease shall be in full force and effect and Lessee shall be in full and complete possession of the Premises, and shall not be in default, then in this event only, Lessee is hereby granted the sole and exclusive right to extend this Lease for one (1) additional term of five (5) years commencing on July 1, 2010 and ending on June 30, 2015, at the annual rental calculated at fair market value which is defined as the market rent for like-kind space in Johnson County, Kansas.  Notice of Lessee’s intent to so renew this Lease as is provided herein shall be furnished to Lessor in writing on or before December 31, 2009

Except as expressly provided herein, the Lease is unamended, except for this Third Amendment to Lease, as noted in the Recitals, the parties hereby ratify the Lease, First Amendment to Lease, Second Amendment to Lease and this Third Amendment to Lease as herein modified In the event of conflict or ambiguity of the terms of the lease and the provisions of this Third Amendment, the provisions of this Third Amendment shall govern and control

This Agreement:

Constitutes the entire agreement among the parties hereto with respect to the subject matter hereof;

shall be construed and governed by the laws of the State of Kansas;

shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns

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Exhibit 10.39

may not be amended, except by written agreement of the parties hereto; and,

may be executed in multiple counter-parts whether of the entire Agreement or of the signature page or both, all of which counter-parts taken together shall constitute the complete Agreement

IN WITNESS WHEREOF, this Third Amendment to Lease is executed as of the date(s) below

LESSOR		LESSEE

COLLEGE CROSSING ASSOCIATES, LLC		CT Systems, L.L.C.
A Missouri Limited Liability Company		a Kansas Limited Liability Company

BY:	BK PROPERTIES, LLC, Managing Member	BY:	/s/ Bruce R. Breckenridge
Bruce R. Breckenridge, Member
BY:	/s/ Kenneth G. Block
Kenneth G. Block, Trustee
Of the Kenneth G. Block Trust
Dated January 11, 1991, as
Amended,
Managing Member

DATE:	December 31, 2008	DATE:	December 31, 2008

SIGNATURE PAGE FOR THAT CERTAIN
THIRD AMENDMENT TO LEASE
BY AND BETWEEN
COLLEGE CROSSING ASSOCIATES, LLC, LESSOR
AND
CT Systems, LLC, A Kansas Limited Liability Company, LESSEE
FOR THE PROPERTY LOCATED AT
11064 STRANG LINE ROAD
LENEXA, KANSAS

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FOURTH AMENDMENT TO LEASE

THE STATE OF KANSAS	)
	)	KNOW ALL PERSONS BY THESE PRESENTS:
COUNTY OF JOHNSON	)

THIS Is the FOURTH AMENDMENT TO LEASE (this “Fourth Amendment to Lease”) by COLLEGE CROSSING ASSOCIATES, LLC, Successor to Welsh Lenexa 11, LLC (“Lessor”) and CT Systems, L L.C., a Kansas Limited Liability Company (lessee”) for the property located at 11064 Strang Line Road, Lenexa, Kansas.

RECITALS:

CT Systems, L.L.C., successor in Interest to Cable Tech, entered into that certain Lease dated October 11, 2001, and amended by the First Amendment to Lease dated July 17, 2003, and amended by the Second Amendment to Lease dated November 15, 2003 and amended by the Third Amendment to Lease dated December 31, 2008, pursuant to which Lessee leased from Lessor approximately 25,862 rentable square feet of floor area (the “Premises”) in those certain improvements located at 11064 Strang Line Road, Lenexa, Kansas and more particularly described In the Lease (the “Premises”).

Lessor and Lessee desire to execute this Fourth Amendment to Lease in order to (i) provide an extension of the lease term and (ii) to evidence their agreement to amend the Lease, all as more particularly set forth in this Fourth Amendment to Lease.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which Is hereby acknowledged, Lessor and Lessee agree as follows:

Article I
CERTAIN AMENDMENTS

Section 1 entitled “TERM”: The Term of this Lease is extended from July 1, 2010 thru June 30, 2011.

Section 45 entitled “RIGHT OF FIRST REFUSAL”: The phrase reading “Landlord shall offer the space subject to the Offer to Tenant upon the same terms and conditions contained in the Offer” shall be deleted in its entirety and replaced with the following:

“Landlord shall offer the space subject to the Offer to Tenant in writing upon the same terms and conditions contained in the Offer”

Except as expressly provided herein, the Lease is unamended, except for this Fourth Amendment to Lease, and as noted in the Recitals and the parties hereby ratify the Lease, First Amendment to Lease, Second Amendment to Lease, Third Amendment to Lease, and this Fourth Amendment to Lease as herein modified.  in the event of conflict or ambiguity of the terms of the Lease or any of the Amendments thereto, as noted herein, and the provisions of this Fourth Amendment to Lease, the provisions of this Fourth Amendment to Lease, shall govern and control.

This Agreement:

Constitutes the entire agreement among the parties hereto with respect to the subject matter hereof;

shall be construed and governed by the laws of the State of Kansas;

shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

Exhibit 10.39

may not be amended, except by written agreement of the parties hereto; and,

may be executed in multiple counter-parts whether of the entire Agreement or of the signature page or both, all of which counter-parts taken together shall constitute the complete Agreement.

IN WITNESS WHEREOF, this Fourth Amendment to Lease is executed as of the date(s) below.

LESSOR		LESSEE

COLLEGE CROSSING ASSOCIATES, LLC		CT Systems, L.L.C.
A Missouri Limited Liability Company		a Kansas Limited Liability Company

BY:	BK PROPERTIES, LLC, Managing Member	BY:	/s/ Bruce R. Breckenridge
Bruce R. Breckenridge, Member
BY:	/s/ Kenneth G. Block
Kenneth G. Block, Trustee
Of the Kenneth G. Block Trust
Dated January 11, 1991, as
Amended,
Managing Member

DATE:	March 1, 2010	DATE:	March 1, 2010

SIGNATURE PAGE FOR THAT CERTAIN
FOURTH AMENDMENT TO LEASE
BY AND BETWEEN
COLLEGE CROSSING ASSOCIATES, LLC, LESSOR
AND
CT SYSTEMS, LLC, LESSEE
FOR THE PROPERTY LOCATED AT
11064 STRANG LINE ROAD
LENEXA, KANSAS

FIFTH AMENDMENT TO LEASE

THE STATE OF KANSAS	)
	)	KNOW ALL PERSONS BY THESE PRESENTS:
COUNTY OF JOHNSON	)

THIS is the FIFTH AMENDMENT TO LEASE (this “Fifth Amendment to Lease”) by COLLEGE CROSSING ASSOCIATES, LLC, and Successor to Welsh Lenexa II, LLC (“Lessor”) and VALENT AEROSTRUCTURES - LENEXA, LLC, a Kansas Limited Liability Company and Successor to CT Systems, LLC (lessee”) for the property located at 11064 Strang Line Road, Lenexa, Kansas

RECITALS:

VALENT AEROSTRUCTURES - LENEXA, LLC, successor in interest to CT Systems, L.L.C., successor in interest to CABLE-TECH INDUSTRIES, L L.C., entered into that certain Lease dated October 11, 2001, and amended by the First Amendment to Lease dated July 17, 2003, and amended by the Second Amendment to Lease dated November 15, 2003 and amended by the Third Amendment to Lease dated December 31, 2008, and amended by the Fourth Amendment to Lease dated March 1, 2010, pursuant to which Lessee leased from Lessor approximately 25,862 rentable square feet of floor area (the “Premises”) in those certain improvements located at 11064 Strang Line Road, Lenexa, Kansas and more particularly described in the Lease (the “Premises”).

Lessor and Lessee desire to execute this Fifth Amendment to Lease in order to (i) provide an extension of the lease term and (ii) to evidence their agreement to amend the Lease, all as more particularly set forth in this Fifth Amendment to Lease.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee agree as follows:

Article I
CERTAIN AMENDMENTS

Section 1 entitled “TERM”: The Term of this Lease is hereby extended from July 1, 2011 thru June 30, 2014.

Section 2 entitled “BASE RENT”: The Base Rent is hereby changed as follows:

July 1, 2011 – June 30, 2012	$11,314.63 per month
July 1, 2012 – June 30, 2013	$11,530.14 per month
July 1, 2013 – June 30, 2014	$11,853.42 per month

Section 27 entitled “EARLY RIGHT TO TERMINATE”: This is a new Section of the Lease and under this Section, Lessee and Lessor hereby acknowledge that Lessee shall have the sole and exclusive one-time right to terminate this Lease on December 31, 2012, by delivering written notice to Lessor of its intention to so terminate the Lease, on or before June 30, 2012, In the event Lessee does elect to exercise its right to early termination, pursuant to this Section 27, both Lessee and Lessor shall continue to be obligated for all of their obligations under the Lease through December 31, 2012.  Lessee and Lessor further acknowledge that there will be no penalty for such early termination, should it occur, if such is in accordance with the terms of this Section 27.

Except as expressly provided herein, the Lease is unamended, except for this Fifth Amendment to Lease, and as noted in the Recitals and the parties hereby ratify the Lease, First Amendment to Lease, Second Amendment to Lease, Third Amendment to Lease, Fourth Amendment to Lease, and this Fifth Amendment to Lease as herein modified.  In the event of conflict or ambiguity of the terms of the Lease or any of the Amendments thereto, as noted herein, and the provisions of this Fifth Amendment to Lease, the provisions of this Fifth Amendment to Lease, shall govern and control

This Agreement:

Constitutes the entire agreement among the parties hereto with respect to the subject matter hereof; shall be construed and governed by the laws of the State of Kansas;

shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

may not be amended, except by written agreement of the parties hereto; and,

may be executed in multiple counter-parts whether of the entire Agreement or of the signature page or both, all of which counter-parts taken together shall constitute the complete Agreement.

IN WITNESS WHEREOF, this Fifth Amendment to Lease is executed as of the date(s) below.

LESSOR		LESSEE

COLLEGE CROSSING ASSOCIATES, LLC		VALENT AEROSTRUCTURES – LENEXA, LLC
A Missouri Limited Liability Company		a Kansas Limited Liability Company

BY:	BK PROPERTIES, LLC, Managing Member	BY:	/s/ Bruce R. Breckenridge
Bruce R. Breckenridge, Member
BY:	/s/ Kenneth G. Block
Kenneth G. Block, Trustee
Of the Kenneth G. Block Trust
Dated January 11, 1991, as
Amended,
Managing Member

DATE:	May 24, 2011	DATE:	May 23, 2011

SIGNATURE PAGE FOR THAT CERTAIN
FIFTH AMENDMENT TO LEASE
BY AND BETWEEN
COLLEGE CROSSING ASSOCIATES, LLC, LESSOR
AND
VALENT AEROSTRUCTURES – LENEXA, LLC, LESSEE
FOR THE PROPERTY LOCATED AT
11064 STRANG LINE ROAD
LENEXA, KANSAS

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